UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21077

PIMCO California Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

December 31, 2015

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

		Page

Letter from the Chairman of the Board & President		2
Important Information About the Funds		4
Financial Highlights		18
Statements of Assets and Liabilities		22
Statements of Operations		24
Statements of Changes in Net Assets		27
Notes to Financial Statements		56
Report of Independent Registered Public Accounting Firm		72
Glossary		73
Shareholder Meeting Results		74
Changes to Portfolio Managers		76
Investment Strategy Updates		77
Dividend Reinvestment Plan		78
Management of the Funds		80
Privacy Policy		83

Fund	Fund Summary	Schedule of Investments

PIMCO Municipal Income Fund	8	31
PIMCO Municipal Income Fund II	9	35
PIMCO Municipal Income Fund III	10	39
PIMCO California Municipal Income Fund	11	43
PIMCO California Municipal Income Fund II	12	45
PIMCO California Municipal Income Fund III	13	48
PIMCO New York Municipal Income Fund	14	50
PIMCO New York Municipal Income Fund II	15	52
PIMCO New York Municipal Income Fund III	16	54

Letter from the Chairman of the Board & President

Dear Shareholder,

The financial markets experienced periods of volatility during each Fund’s reporting period.1 Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy, falling commodity prices and geopolitical issues.

For the reporting periods ended December 31, 2015

The U.S. economy expanded during the reporting period, but the pace was uneven. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.9% annual pace during the second quarter of 2015. Economic activity then decelerated, as GDP grew at a 2.0% annual pace during the third quarter of 2015. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that fourth quarter 2015 GDP grew at an annual pace of 0.7%.

After nearly a decade of highly accommodative monetary policy, the Federal Reserve (“Fed”) raised interest rates at its meeting in mid-December 2015. The Fed’s action pushed rates from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following the meeting, the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

The municipal bond market generated a positive return and outperformed the overall U.S. taxable fixed income market during each Fund’s reporting period. The municipal market was volatile at times given negative headlines surrounding Puerto Rico after the Commonwealth’s first default and the governor’s acknowledgement that the outstanding debt is not payable. After a modest decline in June 2015, the overall municipal market, as measured by the Barclays Municipal Bond Index, posted positive returns from July through December 2015. Supporting the municipal market were generally improving fundamentals and favorable supply and demand factors.

Outlook

PIMCO’s baseline view sees U.S. economic growth in the range of 2.0%-2.5% over the next four quarters — in line with the average growth rate of the U.S. economy during the current expansion — and headline CPI (Consumer Price Index) inflation in a range of 1.5%-2%. In PIMCO’s view, given moderate global recovery and the strong U.S. dollar, there will be little if any boost to aggregate demand from international trade. On the positive side of the ledger, PIMCO believes that the recent budget agreement between the Congress and President Obama will provide the U.S. economy a modest and unexpected fiscal boost from the increase in federal spending. With respect to the Fed, after December’s initial rate hike, the market is pricing in two further quarter-point increases in 2016. PIMCO believes there is a risk that the Fed will deliver more rate hikes than the market is currently pricing in.

PIMCO’s outlook for the municipal market remains positive due to improving credit fundamentals and favorable pre-tax equivalent valuations. That being said, PIMCO acknowledges the potential for interest rate volatility, additional supply pressures and negative credit headlines.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the reporting period.

[1]

Please note that the Funds’ fiscal year ends were recently changed to December 31, 2015; therefore, the length of each Fund’s reporting period will differ depending on its former fiscal year end. Please see Notes to Financial Statements for further detail.

2	PIMCO CLOSED-END FUNDS

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement. As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

A Fund that invests in the municipal bond market is subject to certain risks. The amount of public information available about the municipal bonds held by a Fund is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

A Fund that concentrates its investments in California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that concentrates its investments in New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and a reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy.

4	PIMCO CLOSED-END FUNDS

Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value “NAV”. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. Changes in regulation relating to a registered investment company’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and a Fund.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. A Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices. A Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Funds (Cont.)

fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. To determine the sources of the Fund’s distributions, the Fund references its accounting records at the time the distribution is paid. If, based on such accounting records, a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally will not be issued. It is important to note that differences exist between a Fund’s accounting entries maintained on a day-to-day basis, the Fund’s financial statements presented in accordance with U.S. GAAP, and accounting practices under income tax regulations. Examples of such differences may include the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. A Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19

Notice, if applicable, for additional information regarding the composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders each January.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, tender option bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

6	PIMCO CLOSED-END FUNDS

The following table discloses the commencement of operations and diversification status of each fund:

Fund Name	Commencement of Operations	Diversification Status
PIMCO Municipal Income Fund	06/29/01	Diversified
PIMCO Municipal Income Fund II	06/28/02	Diversified
PIMCO Municipal Income Fund III	10/31/02	Diversified
PIMCO California Municipal Income Fund	06/29/01	Diversified
PIMCO California Municipal Income Fund II	06/28/02	Non-diversified
PIMCO California Municipal Income Fund III	10/31/02	Diversified
PIMCO New York Municipal Income Fund	06/29/01	Non-diversified
PIMCO New York Municipal Income Fund II	06/28/02	Non-diversified
PIMCO New York Municipal Income Fund III	10/31/02	Non-diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand. The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com. Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	DECEMBER 31, 2015	7

PIMCO Municipal Income Fund

Symbol on NYSE - PMF

Allocation Breakdown†

California	16.4%
New York	13.0%
Texas	9.7%
New Jersey	7.5%
Illinois	6.2%
Ohio	5.1%
Pennsylvania	5.0%
Other	37.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$15.45
NAV	$13.26
Premium/(Discount) to NAV	16.52%
Market Price Distribution Yield(2)	6.31%
NAV Distribution Yield(2)	7.35%
Total Effective Leverage(3)	38%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	15.49%	11.88%	6.74%	7.45%
NAV	7.66%	12.77%	6.99%	7.24%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from an April 30 to a December 31 fiscal year end. For the period May 1, 2015 through December 31, 2015, the Fund’s total return was 5.27% and 6.03% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Municipal Income Fund’s primary investment objective is to seek current income exempt from federal income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

8	PIMCO CLOSED-END FUNDS

PIMCO Municipal Income Fund II

Symbol on NYSE - PML

Allocation Breakdown†

New York	13.1%
California	12.6%
Texas	11.7%
Arizona	8.3%
Illinois	8.0%
Pennsylvania	6.4%
Ohio	5.5%
Other	34.4%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$12.51
NAV	$12.39
Premium/(Discount) to NAV	0.97%
Market Price Distribution Yield(2)	6.24%
NAV Distribution Yield(2)	6.30%
Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	12.24%	11.76%	4.47%	5.58%
NAV	7.21%	12.09%	5.28%	5.89%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a May 31 to a December 31 fiscal year end. For the period June 1, 2015 through December 31, 2015, the Fund’s total return was 6.56% and 6.24% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Municipal Income Fund II’s primary investment objective is to seek current income exempt from federal income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	9

PIMCO Municipal Income Fund III

Symbol on NYSE - PMX

Allocation Breakdown†

California	16.5%
Texas	10.1%
New York	10.0%
Alabama	9.7%
Ohio	7.0%
Arizona	6.5%
Illinois	5.1%
Other	35.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$11.51
NAV	$11.13
Premium/(Discount) to NAV	3.41%
Market Price Distribution Yield(2)	6.50%
NAV Distribution Yield(2)	6.72%
Total Effective Leverage(3)	37%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	10.97%	9.85%	4.18%	5.26%
NAV	8.35%	12.97%	5.02%	5.60%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a December 31 fiscal year end. For the period October 1, 2015 through December 31, 2015, the Fund’s total return was 6.70% and 4.06% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	Exposure to the transportation sector contributed to performance, as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the lease-backed sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the health care sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

10	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund

Symbol on NYSE - PCQ

Allocation Breakdown†

California	95.8%
Short-Term Instruments	2.2%
Illinois	1.5%
Alabama	0.5%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$15.70
NAV	$14.61
Premium/(Discount) to NAV	7.46%
Market Price Distribution Yield(2)	5.89%
NAV Distribution Yield(2)	6.32%
Total Effective Leverage(3)	40%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	6.84%	12.14%	6.94%	7.19%
NAV	8.32%	12.54%	7.17%	7.19%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from an April 30 to a December 31 fiscal year end. For the period May 1, 2015 through December 31, 2015, the Fund’s total return was 4.60% and 6.48% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO California Municipal Income Fund’s primary investment objective is to seek current income exempt from federal and California income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	11

PIMCO California Municipal Income Fund II

Symbol on NYSE - PCK

Allocation Breakdown†

California	95.0%
Short-Term Instruments	2.1%
Illinois	1.9%
New Jersey	0.7%
New York	0.3%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$9.94
NAV	$8.95
Premium/(Discount) to NAV	11.06%
Market Price Distribution Yield(2)	6.49%
NAV Distribution Yield(2)	7.21%
Total Effective Leverage(3)	40%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	12.01%	10.71%	3.07%	4.37%
NAV	8.73%	13.99%	3.42%	4.43%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a May 31 to a December 31 fiscal year end. For the period June 1, 2015 through December 31, 2015, the Fund’s total return was 6.19% and 7.55% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO California Municipal Income Fund II’s primary investment objective is to seek current income exempt from federal and California income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the education sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

12	PIMCO CLOSED-END FUNDS

PIMCO California Municipal Income Fund III

Symbol on NYSE - PZC

Allocation Breakdown†

California	94.8%
Illinois	2.6%
Indiana	1.4%
Short-Term Instruments	1.0%
New Jersey	0.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$11.92
NAV	$10.31
Premium/(Discount) to NAV	15.62%
Market Price Distribution Yield(2)	6.04%
NAV Distribution Yield(2)	6.98%
Total Effective Leverage(3)	40%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	19.19%	13.76%	4.40%	5.34%
NAV	8.77%	12.52%	3.77%	4.67%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a December 31 fiscal year end. For the period October 1, 2015 through December 31, 2015, the Fund’s total return was 10.76% and 4.12% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO California Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal and California income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the revenue-backed sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the lease-backed sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	13

PIMCO New York Municipal Income Fund

Symbol on NYSE - PNF

Allocation Breakdown†

New York	95.1%
Ohio	1.8%
Illinois	1.7%
Short-Term Instruments	1.4%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$11.90
NAV	$12.10
Premium/(Discount) to NAV	-1.65%
Market Price Distribution Yield(2)	5.75%
NAV Distribution Yield(2)	5.65%
Total Effective Leverage(3)	38%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/29/01)
Market Price	9.71%	9.61%	3.72%	4.74%
NAV	7.06%	10.35%	4.99%	5.23%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from an April 30 to a December 31 fiscal year end. For the period May 1, 2015 through December 31, 2015, the Fund’s total return was 7.23% and 5.49% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO New York Municipal Income Fund’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the health care sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

14	PIMCO CLOSED-END FUNDS

PIMCO New York Municipal Income Fund II

Symbol on NYSE - PNI

Allocation Breakdown†

New York	96.6%
Illinois	1.1%
Ohio	0.6%
Florida	0.5%
Short-Term Instruments	0.1%
Other	1.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$12.35
NAV	$11.41
Premium/(Discount) to NAV	8.24%
Market Price Distribution Yield(2)	6.44%
NAV Distribution Yield(2)	6.97%
Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (06/28/02)
Market Price	8.53%	10.86%	4.27%	5.46%
NAV	7.09%	10.54%	4.72%	5.34%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a May 31 to a December 31 fiscal year end. For the period June 1, 2015 through December 31, 2015, the Fund’s total return was 4.36% and 5.42% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO New York Municipal Income Fund II’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the health care sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the special tax sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	15

PIMCO New York Municipal Income Fund III

Symbol on NYSE - PYN

Allocation Breakdown†

New York	92.9%
Illinois	2.2%
Short-Term Instruments	2.2%
Ohio	2.1%
U.S. Virgin Islands	0.6%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Fund Information (as of December 31, 2015)(1)

Market Price	$10.27
NAV	$9.55
Premium/(Discount) to NAV	7.54%
Market Price Distribution Yield(2)	6.13%
NAV Distribution Yield(2)	6.60%
Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended December 31, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (10/31/02)
Market Price	12.24%	10.42%	1.94%	3.65%
NAV	6.67%	10.20%	2.14%	3.45%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a December 31 fiscal year end. For the period October 1, 2015 through December 31, 2015, the Fund’s total return was 5.75% and 3.09% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

»	PIMCO New York Municipal Income Fund III’s primary investment objective is to seek current income exempt from federal, New York State and New York City income tax.

Fund Insights

»	Long duration contributed to performance, as municipal yields declined in the intermediate and long portions of the curve during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the tobacco sector contributed to performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the water & sewer utility sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	An underweight to the transportation sector detracted from performance, as the sector outperformed the general municipal bond market during the reporting period.

»	Select exposure to the electric utility sector detracted from performance during the reporting period.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2015	17

Financial Highlights

		Investment Operations					Less Distributions to Common Shareholders

	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Distributions on Preferred Shares from Net Investment Income (b)	Distributions on Preferred Shares from Realized Gains (Loss) (b)	Total	From Net Investment Income (b)	From Net Realized Capital Gain (Loss) (b)	Tax Basis Return of Capital (b)	Total

PIMCO Municipal Income Fund
05/01/2015 - 12/31/2015(f)	$13.15	$0.65	$0.12	$(0.01)	$0.00	$0.76	$(0.65)	$0.00	$0.00	$(0.65	)(i)
04/30/2015	12.57	0.93	0.64	(0.01)	0.00	1.56	(0.98)	0.00	0.00	(0.98)
04/30/2014	13.75	0.94	(1.13)	(0.01)	0.00	(0.20)	(0.98)	0.00	0.00	(0.98)
04/30/2013	12.93	0.95	0.87	(0.02)	0.00	1.80	(0.98)	0.00	0.00	(0.98)
04/30/2012	10.72	1.01	2.20	(0.02)	0.00	3.19	(0.98)	0.00	0.00	(0.98)
04/30/2011	11.76	1.07	(1.10)	(0.03)	0.00	(0.06)	(0.98)	0.00	0.00	(0.98)

PIMCO Municipal Income Fund II
06/01/2015 - 12/31/2015(g)	$12.11	$0.47	$0.28	$(0.01)	$0.00	$0.74	$(0.46)	$0.00	$0.00	$(0.46	)(i)
05/31/2015	11.94	0.81	0.15	(0.01)	0.00	0.95	(0.78)	0.00	0.00	(0.78)
05/31/2014	12.17	0.81	(0.25)	(0.01)	0.00	0.55	(0.78)	0.00	0.00	(0.78)
05/31/2013	11.91	0.82	0.23	(0.01)	0.00	1.04	(0.78)	0.00	0.00	(0.78)
05/31/2012	10.12	0.88	1.70	(0.01)	0.00	2.57	(0.78)	0.00	0.00	(0.78)
05/31/2011	10.77	0.91	(0.75)	(0.03)	0.00	0.13	(0.78)	0.00	0.00	(0.78)

PIMCO Municipal Income Fund III
10/01/2015 - 12/31/2015(h)	$10.88	$0.20	$0.24	$(0.00)^	$0.00	$0.44	$(0.19)	$0.00	$0.00	$(0.19	)(i)
09/30/2015	10.78	0.78	0.08	(0.01)	0.00	0.85	(0.75)	0.00	0.00	(0.75)
09/30/2014	9.58	0.75	1.25	(0.01)	0.00	1.99	(0.79)	0.00	0.00	(0.79)
09/30/2013	11.02	0.75	(1.34)	(0.01)	0.00	(0.60)	(0.84)	0.00	0.00	(0.84)
09/30/2012	9.69	0.83	1.35	(0.01)	0.00	2.17	(0.84)	0.00	0.00	(0.84)
09/30/2011	10.29	0.87	(0.61)	(0.02)	0.00	0.24	(0.84)	0.00	0.00	(0.84)

PIMCO California Municipal Income Fund
05/01/2015 - 12/31/2015(f)	$14.33	$0.65	$0.26	$(0.01)	$0.00	$0.90	$(0.62)	$0.00	$0.00	$(0.62	)(i)
04/30/2015	13.77	0.95	0.54	(0.01)	0.00	1.48	(0.92)	0.00	0.00	(0.92)
04/30/2014	14.71	0.99	(1.00)	(0.01)	0.00	(0.02)	(0.92)	0.00	0.00	(0.92)
04/30/2013	13.75	1.02	0.88	(0.02)	0.00	1.88	(0.92)	0.00	0.00	(0.92)
04/30/2012	11.32	1.08	2.29	(0.02)	0.00	3.35	(0.92)	0.00	0.00	(0.92)
04/30/2011	12.84	1.12	(1.69)	(0.03)	0.00	(0.60)	(0.92)	0.00	0.00	(0.92)

PIMCO California Municipal Income Fund II
06/01/2015 - 12/31/2015(g)	$8.69	$0.38	$0.27	$(0.01)	$0.00	$0.64	$(0.38)	$0.00	$0.00	$(0.38	)(i)
05/31/2015	8.61	0.66	0.08	(0.01)	0.00	0.73	(0.65)	0.00	0.00	(0.65)
05/31/2014	8.93	0.68	(0.26)	(0.01)	0.00	0.41	(0.66)	0.00	(0.07)	(0.73)
05/31/2013	8.65	0.69	0.35	(0.01)	0.00	1.03	(0.68)	0.00	(0.07)	(0.75)
05/31/2012	7.38	0.71	1.32	(0.01)	0.00	2.02	(0.70)	0.00	(0.05)	(0.75)
05/31/2011	8.11	0.74	(0.70)	(0.02)	0.00	0.02	(0.75)	0.00	0.00	(0.75)

PIMCO California Municipal Income Fund III
10/01/2015 - 12/31/2015(h)	$10.08	$0.17	$0.24	$(0.00)^	$0.00	$0.41	$(0.18)	$0.00	$0.00	$(0.18	)(i)
09/30/2015	10.02	0.68	0.11	(0.01)	0.00	0.78	(0.72)	0.00	0.00	(0.72)
09/30/2014	9.09	0.69	0.97	(0.01)	0.00	1.65	(0.72)	0.00	0.00	(0.72)
09/30/2013	10.23	0.79	(1.20)	(0.01)	0.00	(0.42)	(0.72)	0.00	0.00	(0.72)
09/30/2012	9.08	0.81	1.07	(0.01)	0.00	1.87	(0.72)	0.00	0.00	(0.72)
09/30/2011	9.65	0.77	(0.60)	(0.02)	0.00	0.15	(0.72)	0.00	0.00	(0.72)

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Shareholders (000s)	Expenses (d)(e)		Expenses Excluding Waivers (d)(e)		Expenses Excluding Interest Expense (d)		Expenses Excluding Interest Expense and Waivers (d)		Net Investment Income (d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$13.26	$15.45	5.27%	$338,342	1.22	%*	1.22	%*	1.21	%*	1.21	%*	7.42	%*	$69,516	15%
13.15	15.38	21.47	334,775	1.25		1.25		1.22		1.22		7.12		69,049	9
12.57	13.58	(8.45)	319,155	1.30		1.30		1.27		1.27		7.74		66,993	15
13.75	16.05	11.96	348,162	1.22		1.23		1.19		1.20		6.99		70,809	9
12.93	15.28	27.20	326,741	1.28		1.35		1.22		1.29		8.42		67,990	18
10.72	12.92	1.54	269,916	1.44		1.44		1.34		1.34		9.43		60,514	15

$12.39	$12.51	6.56%	$760,212	1.11	%*	1.11	%*	1.10	%*	1.10	%*	6.57	%*	$76,782	10%
12.11	12.19	6.15	742,133	1.16		1.16		1.11		1.11		6.65		75,553	10
11.94	12.25	7.76	730,088	1.21		1.21		1.16		1.16		7.22		74,733	16
12.17	12.19	3.41	741,368	1.16		1.17		1.11		1.12		6.74		75,501	16
11.91	12.54	28.70	722,161	1.19		1.26		1.11		1.18		8.04		74,192	26
10.12	10.45	1.30	610,800	1.37		1.37		1.24		1.24		8.80		66,606	21

$11.13	$11.51	6.70%	$363,832	1.19	%*	1.19	%*	1.17	%*	1.17	%*	7.09	%*	$73,123	2%
10.88	10.97	9.65	355,368	1.23		1.23		1.17		1.17		7.14		72,006	5
10.78	10.71	10.69	351,139	1.29		1.29		1.23		1.23		7.47		71,447	15
9.58	10.45	(15.39)	311,231	1.27		1.27		1.20		1.20		7.04		66,168	20
11.02	13.31	33.20	357,139	1.27		1.33		1.17		1.23		8.00		72,239	25
9.69	10.75	2.01	313,021	1.44		1.46		1.28		1.30		9.39		66,404	14

$14.61	$15.70	4.60%	$272,345	1.24	%*	1.24	%*	1.21	%*	1.21	%*	6.76	%*	$70,388	13%
14.33	15.66	16.08	266,838	1.32		1.32		1.22		1.22		6.67		69,473	11
13.77	14.38	0.61	255,751	1.36		1.36		1.27		1.27		7.55		67,624	21
14.71	15.33	9.96	272,398	1.30		1.31		1.21		1.22		7.17		70,398	12
13.75	14.83	32.94	253,870	1.36		1.43		1.25		1.32		8.63		67,310	9
11.32	11.99	(2.79)	208,147	1.48		1.48		1.34		1.34		9.21		59,689	19

$8.95	$9.94	6.19%	$285,097	1.25	%*	1.25	%*	1.23	%*	1.23	%*	7.42	%*	$68,724	10%
8.69	9.75	9.85	276,525	1.32		1.32		1.21		1.21		7.48		67,411	12
8.61	9.52	(1.76)	273,289	1.41		1.41		1.30		1.30		8.51		66,915	14
8.93	10.51	11.41	282,181	1.34		1.35		1.23		1.24		7.65		68,279	13
8.65	10.15	19.59	272,570	1.44		1.52		1.24		1.32		8.99		66,804	25
7.38	9.21	7.53	231,486	1.55		1.55		1.37		1.37		9.73		60,503	15

$10.31	$11.92	10.76%	$228,221	1.25	%*	1.25	%*	1.21	%*	1.21	%*	6.44	%*	$70,641	2%
10.08	10.94	12.80	223,030	1.30		1.30		1.21		1.21		6.68		69,605	24
10.02	10.40	19.73	221,415	1.37		1.37		1.26		1.26		7.29		69,282	11
9.09	9.36	(13.98)	200,245	1.35		1.35		1.25		1.25		7.93		65,409	25
10.23	11.68	31.62	224,596	1.34		1.40		1.20		1.26		8.40		69,918	10
9.08	9.53	(0.47)	198,748	1.48		1.50		1.32		1.34		9.01		64,749	11

ANNUAL REPORT	DECEMBER 31, 2015	19

Financial Highlights (Cont.)

		Investment Operations					Less Distributions to Common Shareholders

	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Distributions on Preferred Shares from Net Investment Income (b)	Distributions on Preferred Shares from Realized Gains (Loss) (b)	Total	From Net Investment Income (b)	From Net Realized Capital Gain (Loss) (b)	Tax Basis Return of Capital (b)	Total

PIMCO New York Municipal Income Fund
05/01/2015 - 12/31/2015(f)	$11.92	$0.47	$0.18	$(0.01)	$0.00	$0.64	$(0.46)	$0.00	$0.00	$(0.46	)(i)
04/30/2015	11.20	0.68	0.73	(0.01)	0.00	1.40	(0.68)	0.00	0.00	(0.68)
04/30/2014	12.04	0.67	(0.82)	(0.01)	0.00	(0.16)	(0.68)	0.00	0.00	(0.68)
04/30/2013	11.38	0.70	0.66	(0.02)	0.00	1.34	(0.68)	0.00	0.00	(0.68)
04/30/2012	9.92	0.74	1.41	(0.01)	0.00	2.14	(0.68)	0.00	0.00	(0.68)
04/30/2011	10.67	0.80	(0.84)	(0.03)	0.00	(0.07)	(0.68)	0.00	0.00	(0.68)

PIMCO New York Municipal Income Fund II
06/01/2015 - 12/31/2015(g)	$11.28	$0.43	$0.17	$(0.01)	$0.00	$0.59	$(0.46)	$0.00	$0.00	$(0.46	)(i)
05/31/2015	10.98	0.75	0.36	(0.01)	0.00	1.10	(0.80)	0.00	0.00	(0.80)
05/31/2014	11.32	0.75	(0.28)	(0.01)	0.00	0.46	(0.80)	0.00	0.00	(0.80)
05/31/2013	11.37	0.79	(0.02)	(0.02)	0.00	0.75	(0.80)	0.00	0.00	(0.80)
05/31/2012	10.10	0.85	1.24	(0.02)	0.00	2.07	(0.80)	0.00	0.00	(0.80)
05/31/2011	10.90	0.88	(0.85)	(0.03)	0.00	0.00	(0.80)	0.00	0.00	(0.80)

PIMCO New York Municipal Income Fund III
10/01/2015 - 12/31/2015(h)	$9.42	$0.14	$0.15	$(0.00)^	$0.00	$0.29	$(0.16)	$0.00	$0.00	$(0.16	)(i)
09/30/2015	9.43	0.57	0.06	(0.01)	0.00	0.62	(0.63)	0.00	0.00	(0.63)
09/30/2014	8.51	0.56	1.00	(0.01)	0.00	1.55	(0.63)	0.00	0.00	(0.63)
09/30/2013	9.65	0.62	(1.12)	(0.01)	0.00	(0.51)	(0.63)	0.00	0.00	(0.63)
09/30/2012	8.82	0.77	0.70	(0.01)	0.00	1.46	(0.63)	0.00	0.00	(0.63)
09/30/2011	9.38	0.69	(0.60)	(0.02)	0.00	0.07	(0.63)	0.00	0.00	(0.63)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of common shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(c)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(e)	Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5 in the Notes to Financial Statements for more information.
(f)	Fiscal year end changed from April 30th to December 31st.
(g)	Fiscal year end changed from May 31st to December 31st.
(h)	Fiscal year end changed from September 30th to December 31st.
(i)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Common Share			Ratios/Supplemental Data
				Ratios to Average Net Assets
Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (c)	Net Assets Applicable to Common Shareholders (000s)	Expenses (d)(e)		Expenses Excluding Waivers (d)(e)		Expenses Excluding Interest Expense (d)		Expenses Excluding Interest Expense and Waivers (d)		Net Investment Income (d)		Preferred Shares Asset Coverage Per Share	Portfolio Turnover Rate

$12.10	$11.90	7.23%	$93,205	1.27	%*	1.27	%*	1.26	%*	1.26	%*	5.82	%*	$74,574	5%
11.92	11.54	7.72	91,832	1.39		1.39		1.31		1.31		5.78		73,847	1
11.20	11.36	(3.21)	86,211	1.46		1.46		1.40		1.40		6.28		70,857	10
12.04	12.52	12.96	92,509	1.36		1.37		1.30		1.31		5.89		74,203	16
11.38	11.73	26.36	87,126	1.37		1.44		1.31		1.38		7.00		71,341	21
9.92	9.89	(5.57)	75,728	1.51		1.51		1.42		1.42		7.70		65,279	29

$11.41	$12.35	4.36%	$126,085	1.35	%*	1.35	%*	1.33	%*	1.33	%*	6.48	%*	$64,898	7%
11.28	12.32	9.89	124,424	1.40		1.40		1.33		1.33		6.65		64,373	7
10.98	12.01	7.83	120,520	1.51		1.51		1.45		1.45		7.30		63,139	5
11.32	12.01	4.14	123,685	1.42		1.43		1.33		1.34		6.78		64,140	25
11.37	12.29	20.97	123,667	1.45		1.53		1.36		1.44		7.86		64,135	18
10.10	10.92	3.03	109,256	1.55		1.55		1.44		1.44		8.46		59,574	7

$9.55	$10.27	5.75%	$54,247	1.55	%*	1.55	%*	1.53	%*	1.53	%*	5.87	%*	$67,378	0%
9.42	9.87	11.09	53,548	1.55		1.55		1.49		1.49		6.04		66,764	13
9.43	9.49	9.47	53,369	1.66		1.66		1.60		1.60		6.31		66,695	24
8.51	9.30	(6.83)	48,007	1.65		1.65		1.56		1.56		6.72		62,505	17
9.65	10.66	26.56	54,327	1.64		1.70		1.50		1.56		8.42		67,441	16
8.82	9.00	(1.27)	49,490	1.73		1.75		1.58		1.60		8.07		63,663	9

ANNUAL REPORT	DECEMBER 31, 2015	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Municipal Income Fund	PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III	PIMCO California Municipal Income Fund

Assets:
Investments, at value
Investments in securities*	$535,812	$1,171,372	$583,271	$445,977
Cash	379	388	549	431
Receivable for investments sold	115	9,614	0	0
Interest receivable	7,585	13,897	6,872	6,323
Other assets	108	39	17	34
Total Assets	543,999	1,195,310	590,709	452,765

Liabilities:
Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$13,081	$38,737	$26,133	$28,493
Payable for investments purchased	0	24,354	9,157	0
Distributions payable to common shareholders	2,073	3,987	2,036	1,435
Distributions payable to preferred shareholders	13	25	13	10
Accrued management fees	346	715	362	276
Other liabilities	144	280	176	206
Total Liabilities	15,657	68,098	37,877	30,420

Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 7,600, 14,680, 7,560, 6,000, 6,520, 5,000, 1,880, 3,160, and 1,280 shares issued and outstanding, respectively)	190,000	367,000	189,000	150,000

Net Assets Applicable to Common Shareholders	$338,342	$760,212	$363,832	$272,345

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$0	$1	$0	$0
Paid in capital in excess of par	330,050	803,270	433,992	244,135
Undistributed (overdistributed) net investment income	1,820	26,143	204	13,406
Accumulated undistributed net realized (loss)	(55,047)	(184,622)	(138,351)	(33,773)
Net unrealized appreciation	61,519	115,420	67,987	48,577
	$338,342	$760,212	$363,832	$272,345

Common Shares Issued and Outstanding	25,518	61,338	32,679	18,646

Net Asset Value Per Common Share	$13.26	$12.39	$11.13	$14.61

Cost of Investments in securities	$474,305	$1,055,940	$515,285	$397,402

* Includes repurchase agreements of:	$0	$0	$7,800	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III	PIMCO New York Municipal Income Fund	PIMCO New York Municipal Income Fund II	PIMCO New York Municipal Income Fund III

$471,413	$377,855	$146,812	$211,304	$90,014
593	201	507	325	527
0	0	0	0	0
6,362	5,190	2,073	2,817	1,048
45	3	1,937	30	0
478,413	383,249	151,329	214,476	91,589

$28,155	$28,290	$10,494	$8,195	$4,932
0	0	0	0	0
1,712	1,328	439	732	298
11	9	3	5	2
293	234	100	140	69
145	167	88	319	41
30,316	30,028	11,124	9,391	5,342

163,000	125,000	47,000	79,000	32,000

$285,097	$228,221	$93,205	$126,085	$54,247

$0	$0	$0	$0	$0
403,321	289,745	97,463	148,022	75,507
(1,269)	4,863	2,241	112	912
(176,331)	(105,929)	(20,397)	(42,205)	(30,408)
59,376	39,542	13,898	20,156	8,236
$285,097	$228,221	$93,205	$126,085	$54,247

31,853	22,144	7,705	11,052	5,682

$8.95	$10.31	$12.10	$11.41	$9.55

$412,037	$338,315	$133,136	$191,117	$81,778

$9,000	$0	$0	$0	$0

ANNUAL REPORT	DECEMBER 31, 2015	23

Statements of Operations

	PIMCO Municipal Income Fund		PIMCO Municipal Income Fund II		PIMCO Municipal Income Fund III

(Amounts in thousands†)	Period from May 1, 2015 to December 31, 2015 (a)	Year Ended April 30, 2015	Period from June 1, 2015 to December 31, 2015 (b)	Year Ended May 31, 2015	Period from October 1, 2015 to December 31, 2015 (c)	Year Ended September 30, 2015

Investment Income:
Interest	$19,416	$27,881	$33,969	$58,095	$7,742	$29,850
Total Income	19,416	27,881	33,969	58,095	7,742	29,850

Expenses:
Management fees	2,486	3,589	4,507	7,518	1,003	3,843
Auction agent fees and commissions	204	322	329	567	73	285
Trustee fees and related expenses	24	33	57	68	10	42
Interest expense	28	101	61	380	21	200
Auction rate preferred shares related expenses	9	20	7	13	8	11
Operating expenses pre-transition (d)
Custodian and accounting agent	0	42	0	39	0	0
Audit and tax services	0	22	0	13	0	0
Shareholder communications	0	12	0	13	0	0
New York Stock Exchange listing	0	13	0	16	0	0
Transfer agent	0	10	0	7	0	0
Legal	0	4	0	5	0	0
Insurance	0	3	0	6	0	0
Other expenses	0	1	0	0	0	0
Total Expenses	2,751	4,172	4,961	8,645	1,115	4,381

Net Investment Income	16,665	23,709	29,008	49,450	6,627	25,469

Net Realized Gain (Loss):
Investments in securities	161	(1,080)	410	1,136	612	1,031

Net Realized Gain (Loss)	161	(1,080)	410	1,136	612	1,031

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,788	17,051	16,059	8,054	7,195	1,472

Net Change in Unrealized Appreciation (Depreciation)	2,788	17,051	16,059	8,054	7,195	1,472

Net Increase in Net Assets Resulting from Operations	$19,614	$39,680	$45,477	$58,640	$14,434	$27,972

Distributions on Preferred Shares from Net Investment Income	(222)	(211)	(368)	(420)	(98)	(242)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$19,392	$39,469	$45,109	$58,220	$14,336	$27,730

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from April 30th to December 31st.
(b)	Fiscal year end changed from May 31st to December 31st.
(c)	Fiscal year end changed from September 30th to December 31st.
(d)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund		PIMCO California Municipal Income Fund II		PIMCO California Municipal Income Fund III

Period from May 1, 2015 to December 31, 2015 (a)	Year Ended April 30, 2015	Period from June 1, 2015 to December 31, 2015 (b)	Year Ended May 31, 2015	Period from October 1, 2015 to December 31, 2015 (c)	Year Ended September 30, 2015

$14,380	$21,169	$14,275	$24,531	$4,497	$17,854
14,380	21,169	14,275	24,531	4,497	17,854

1,981	2,846	1,840	3,053	649	2,492
159	250	146	261	49	190
23	26	22	27	7	24
51	259	32	305	22	203
9	20	9	13	8	11

0	32	0	21	0	0
0	21	0	11	0	0
0	7	0	6	0	0
0	13	0	8	0	0
0	10	0	6	0	0
0	5	0	1	0	0
0	2	0	3	0	0
0	0	0	0	0	0
2,223	3,491	2,049	3,715	735	2,920

12,157	17,678	12,226	20,816	3,762	14,934

593	455	122	6,746	(107)	4,105

593	455	122	6,746	(107)	4,105

3,978	9,666	7,982	(4,455)	5,478	(1,806)

3,978	9,666	7,982	(4,455)	5,478	(1,806)

$16,728	$27,799	$20,330	$23,107	$9,133	$17,233

(174)	(165)	(164)	(188)	(66)	(160)

$16,554	$27,634	$20,166	$22,919	$9,067	$17,073

ANNUAL REPORT	DECEMBER 31, 2015	25

Statements of Operations (Cont.)

	PIMCO New York Municipal Income Fund		PIMCO New York Municipal Income Fund II		PIMCO New York Municipal Income Fund III

(Amounts in thousands†)	Period from May 1, 2015 to December 31, 2015 (a)	Year Ended April 30, 2015	Period from June 1, 2015 to December 31, 2015 (b)	Year Ended May 31, 2015	Period from October 1, 2015 to December 31, 2015 (c)	Year Ended September 30, 2015

Investment Income:
Interest	$4,414	$6,507	$5,776	$9,972	$1,035	$4,082
Total Income	4,414	6,507	5,776	9,972	1,035	4,082

Expenses:
Management fees	723	1,005	886	1,449	191	737
Auction agent fees and commissions	50	83	71	129	12	48
Trustee fees and related expenses	8	9	11	13	2	8
Interest expense	5	70	18	83	3	32
Auction rate preferred shares related expenses	9	20	7	13	8	11
Operating expenses pre-transition (d)
Custodian and accounting agent	0	20	0	16	0	0
Audit and tax services	0	21	0	10	0	0
Shareholder communications	0	6	0	4	0	0
New York Stock Exchange listing	0	13	0	7	0	0
Transfer agent	0	10	0	7	0	0
Legal	0	2	0	1	0	0
Insurance	0	1	0	2	0	0
Other expenses	0	0	0	0	0	0
Total Expenses	795	1,260	993	1,734	216	836

Net Investment Income	3,619	5,247	4,783	8,238	819	3,246

Net Realized Gain (Loss):
Investments in securities	296	0	244	(515)	0	106

Net Realized Gain (Loss)	296	0	244	(515)	0	106

Net Change in Unrealized Appreciation:
Investments in securities	1,026	5,582	1,538	4,505	837	158

Net Change in Unrealized Appreciation:	1,026	5,582	1,538	4,505	837	158

Net Increase in Net Assets Resulting from Operations	$4,941	$10,829	$6,565	$12,228	$1,656	$3,510

Distributions on Preferred Shares from Net Investment Income	(54)	(54)	(79)	(90)	(16)	(41)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$4,887	$10,775	$6,486	$12,138	$1,640	$3,469

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from April 30th to December 31st.
(b)	Fiscal year end changed from May 31st to December 31st.
(c)	Fiscal year end changed from September 30th to December 31st.
(d)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Municipal Income Fund				PIMCO Municipal Income Fund II

(Amounts in thousands†)	Period from May 1, 2015 to December 31, 2015 (a)		Year Ended April 30, 2015	Year Ended April 30, 2014	Period from June 1, 2015 to December 31, 2015 (b)		Year Ended May 31, 2015	Year Ended May 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,665		$23,709	$23,714	$29,008		$49,450	$49,179
Net realized gain (loss)	161		(1,080)	(1,950)	410		1,136	(3,169)
Net change in unrealized appreciation (depreciation)	2,788		17,051	(26,690)	16,059		8,054	(11,994)
Net increase (decrease) in net assets resulting from operations	19,614		39,680	(4,926)	45,477		58,640	34,016
Distributions on preferred shares from net investment income (c)	(222)		(211)	(246)	(368)		(420)	(426)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	19,392		39,469	(5,172)	45,109		58,220	33,590

Distributions to Common Shareholders:
From net investment income (c)	(16,571	)(d)	(24,797)	(24,727)	(27,892	)(d)	(47,740)	(47,596)

Total Distributions to Common Shareholders	(16,571)		(24,797)	(24,727)	(27,892)		(47,740)	(47,596)

Common Share Transactions**:
Issued as reinvestment of distributions	746		948	892	862		1,565	2,726

Total Increase (Decrease) in Net Assets	3,567		15,620	(29,007)	18,079		12,045	(11,280)

Net Assets Applicable to Common Shareholders:
Beginning of year	334,775		319,155	348,162	742,133		730,088	741,368
End of year*	$338,342		$334,775	$319,155	$760,212		$742,133	$730,088

* Including undistributed net investment income of:	$1,820		$1,979	$3,318	$26,143		$25,414	$24,160

** Common Share Transactions:
Shares issued as reinvestment of distributions	54		68	72	70		128	243

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from April 30th to December 31st.
(b)	Fiscal year end changed from May 31st to December 31st.
(c)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

ANNUAL REPORT	DECEMBER 31, 2015	27

Statements of Changes in Net Assets (Cont.)

	PIMCO Municipal Income Fund III				PIMCO California Municipal Income Fund

(Amounts in thousands†)	Period from October 1, 2015 to December 31, 2015 (a)		Year Ended September 30, 2015	Year Ended September 30, 2014	Period from May 1, 2015 to December 31, 2015 (b)		Year Ended April 30, 2015	Year Ended April 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,627		$25,469	$24,526	$12,157		$17,678	$18,445
Net realized gain (loss)	612		1,031	(2,929)	593		455	2,328
Net change in unrealized appreciation (depreciation)	7,195		1,472	43,465	3,978		9,666	(20,810)
Net increase (decrease) in net assets resulting from operations	14,434		27,972	65,062	16,728		27,799	(37)
Distributions on preferred shares from net investment income (d)	(98)		(242)	(212)	(174)		(165)	(196)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	14,336		27,730	64,850	16,554		27,634	(233)

Distributions to Common Shareholders:
From net investment income (d)	(6,106	)(e)	(24,386)	(25,829)	(11,478	)(e)	(17,183)	(17,139)
Tax basis return of capital (d)	0		0	0	0		0	0

Total Distributions to Common Shareholders	(6,106)		(24,386)	(25,829)	(11,478)		(17,183)	(17,139)

Common Share Transactions**:
Issued as reinvestment of distributions	234		885	887	431		636	725

Total Increase (Decrease) in Net Assets	8,464		4,229	39,908	5,507		11,087	(16,647)

Net Assets Applicable to Common Shareholders:
Beginning of year	355,368		351,139	311,231	266,838		255,751	272,398
End of year*	$363,832		$355,368	$351,139	$272,345		$266,838	$255,751

* Including undistributed (overdistributed) net investment income of:	$204		$(201)	$(945)	$13,406		$12,917	$12,610

** Common Share Transactions:
Shares issued as reinvestment of distributions	21		81	87	29		45	55

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from September 30th to December 31st.
(b)	Fiscal year end changed from April 30th to December 31st.
(c)	Fiscal year end changed from May 31st to December 31st.
(d)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(e)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO California Municipal Income Fund II				PIMCO California Municipal Income Fund III				PIMCO New York Municipal Income Fund

Period from June 1, 2015 to December 31, 2015 (c)		Year Ended May 31, 2015	Year Ended May 31, 2014	Period from October 1, 2015 to December 31, 2015 (a)		Year Ended September 30, 2015	Year Ended September 30, 2014	Period from May 1, 2015 to December 31, 2015 (b)		Year Ended April 30, 2015	Year Ended April 30, 2014

$12,226		$20,816	$21,384	$3,762		$14,934	$15,281	$3,619		$5,247	$5,170
122		6,746	(3,108)	(107)		4,105	(1,900)	296		0	21
7,982		(4,455)	(4,794)	5,478		(1,806)	23,299	1,026		5,582	(6,288)
20,330		23,107	13,482	9,133		17,233	36,680	4,941		10,829	(1,097)
(164)		(188)	(190)	(66)		(160)	(144)	(54)		(54)	(60)

20,166		22,919	13,292	9,067		17,073	36,536	4,887		10,775	(1,157)

(11,978	)(e)	(20,493)	(20,949)	(3,985	)(e)	(15,922)	(15,888)	(3,514	)(e)	(5,269)	(5,260)
0		0	(2,253)	0		0	0	0		0	0

(11,978)		(20,493)	(23,202)	(3,985)		(15,922)	(15,888)	(3,514)		(5,269)	(5,260)

384		810	1,018	109		464	522	0		115	119

8,572		3,236	(8,892)	5,191		1,615	21,170	1,373		5,621	(6,298)

276,525		273,289	282,181	223,030		221,415	200,245	91,832		86,211	92,509
$285,097		$276,525	$273,289	$228,221		$223,030	$221,415	$93,205		$91,832	$86,211

$(1,269)		$(1,482)	$(1,707)	$4,863		$5,160	$6,342	$2,241		$2,137	$2,137

41		89	113	10		45	55	0		10	11

ANNUAL REPORT	DECEMBER 31, 2015	29

Statements of Changes in Net Assets (Cont.)

	PIMCO New York Municipal Income Fund II				PIMCO New York Municipal Income Fund III

(Amounts in thousands†)	Period from June 1, 2015 to December 31, 2015 (a)		Year Ended May 31, 2015	Year Ended May 31, 2014	Period from October 1, 2015 to December 31, 2015 (b)		Year Ended September 30, 2015	Year Ended September 30, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,783		$8,238	$8,148	$819		$3,246	$3,160
Net realized gain (loss)	244		(515)	(309)	0		106	192
Net change in unrealized appreciation (depreciation)	1,538		4,505	(2,765)	837		158	5,481
Net increase in net assets resulting from operations	6,565		12,228	5,074	1,656		3,510	8,833
Distributions on preferred shares from net investment income (c)	(79)		(90)	(91)	(16)		(41)	(37)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	6,486		12,138	4,983	1,640		3,469	8,796

Distributions to Common Shareholders:
From net investment income (c)	(5,120	)(d)	(8,750)	(8,711)	(895	)(d)	(3,571)	(3,560)

Total Distributions to Common Shareholders	(5,120)		(8,750)	(8,711)	(895)		(3,571)	(3,560)

Common Share Transactions**:
Issued as reinvestment of distributions	295		516	563	44		191	126

Total Increase (Decrease) in Net Assets	1,661		3,904	(3,165)	789		89	5,362

Net Assets Applicable to Common Shareholders:
Beginning of year	124,424		120,520	123,685	53,458		53,369	48,007
End of year*	$126,085		$124,424	$120,520	$54,247		$53,458	$53,369

* Including undistributed net investment income of:	$112		$531	$1,140	$912		$1,007	$1,386

** Common Share Transactions:
Shares issued as reinvestment of distributions	26		45	54	5		20	14

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from May 31st to December 31st.
(b)	Fiscal year end changed from September 30th to December 31st.
(c)	Determined in accordance with federal income tax regulations, see Note 2(b) in the Notes to Financial Statements for more information.
(d)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.4%

MUNICIPAL BONDS & NOTES 157.8%

ALABAMA 4.5%
Huntsville-Redstone Village Special Care Facilities Financing Authority, Alabama Revenue Bonds, Series 2007
5.500% due 01/01/2028	$235	$236
5.500% due 01/01/2043	885	879
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (b)	15,000	10,558
6.500% due 10/01/2053	3,000	3,512

		15,185

ALASKA 1.2%
Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^	900	252
Matanuska-Susitna Borough, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	3,280	3,851

		4,103

ARIZONA 3.8%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,750	2,741
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.500% due 01/01/2038	2,050	2,197
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	823
Maricopa County, Arizona Pollution Control Corp. Revenue Bonds, Series 2000
5.000% due 06/01/2035	1,500	1,652
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	5,000	5,477

		12,890

ARKANSAS 0.7%
Arkansas Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2036 (a)	5,500	2,320

CALIFORNIA 25.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2034	2,875	3,242
5.000% due 10/01/2042	3,255	3,598
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	10,000	11,321
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	7,000	7,896
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,000
6.125% due 06/01/2038	1,000	987
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,000	2,293
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,792

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	$1,335	$1,678
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	700	752
5.000% due 06/01/2037	1,200	1,265
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	2,300	2,524
5.250% due 03/01/2038	1,250	1,357
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	3,200	3,699
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,900	2,220
5.500% due 03/01/2040	500	579
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,310	2,758
6.750% due 02/01/2038	8,485	10,168
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	898
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,106
6.500% due 11/01/2021	515	567
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	3,000	3,446
Los Angeles Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2032	5,300	5,656
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	2,000	2,600
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	4,175	4,608
Orange County, California Airport Revenue Bonds, Series 2009
5.250% due 07/01/2039	5,000	5,557
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,774
Whittier Union High School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2025 (a)	2,000	1,342

		87,683

COLORADO 1.0%
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	450	492
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	674
Regional Transportation District, Colorado Certificates of Participation Bonds, Series 2010
5.375% due 06/01/2031	400	451
University of Colorado Revenue Bonds, Series 2009
5.375% due 06/01/2038	1,500	1,712

		3,329

CONNECTICUT 2.4%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	5,000	5,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	$2,500	$2,681

		8,136

DISTRICT OF COLUMBIA 1.0%
District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	2,500	2,862
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.250% due 05/15/2024	695	700

		3,562

FLORIDA 3.2%
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (c)	4,000	4,462
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	240	263
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (c)	3,900	4,231
Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2007
5.375% due 06/15/2037	500	506
Miami-Dade County, Florida School Board Foundation, Inc. Certificates of Participation Bonds, (AGC Insured), Series 2009
5.375% due 02/01/2034	1,250	1,410

		10,872

GEORGIA 3.5%
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,300	2,315
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	9,000	9,646

		11,961

ILLINOIS 9.8%
Chicago, Illinois General Obligation Bonds, Series 2003
5.500% due 01/01/2034	1,750	1,853
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,400	2,498
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	6,700	7,145
5.500% due 01/01/2034	2,300	2,435
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2028	2,000	2,162
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (c)	5,000	5,543
7.125% due 11/15/2037	400	480
Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	7,000	7,981
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2015
5.000% due 06/15/2052	1,000	1,048
Springfield, Illinois Electric Revenue Bonds, Series 2008
5.000% due 03/01/2036	1,900	2,063

		33,208

INDIANA 2.4%
Indiana Finance Authority Revenue Bonds, Series 2009
6.000% due 08/01/2039	1,500	1,703

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	31

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 06/01/2032	$3,000	$3,178
Indiana Municipal Power Agency Revenue Bonds, Series 2009
6.000% due 01/01/2039	1,000	1,115
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,720	2,016

		8,012

IOWA 2.7%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2037	3,500	3,885
6.750% due 11/15/2042	1,500	1,665
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	1,000	1,089
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	532	2
2.700% due 11/15/2046 ^	2,836	2,363

		9,004

KANSAS 0.6%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	1,000	1,144
Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^	849	170
Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2042	650	651

		1,965

KENTUCKY 0.3%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	1,000	1,144

LOUISIANA 1.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, (ACA Insured), Series 2000
6.550% due 09/01/2025	1,680	1,887
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	872
6.500% due 11/01/2035	400	474
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,386

		5,619

MARYLAND 0.7%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,500	1,643
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	650	720

		2,363

MASSACHUSETTS 0.9%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	750	830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (a)	$103	$1
6.250% due 11/15/2039	388	372
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	1,500	1,704

		2,907

MICHIGAN 0.9%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	1,500	1,338
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,784

		3,122

MINNESOTA 0.7%
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	1,500	1,734
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	515

		2,249

MISSOURI 0.4%
Joplin Industrial Development Authority, Missouri Revenue Bonds, Series 2007
5.750% due 05/15/2026	1,000	1,031
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	265	266

		1,297

NEVADA 6.0%
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	5,000	5,086
Clark County, Nevada General Obligation Bonds, Series 2006
4.750% due 11/01/2035 33 (c)	5,230	5,305
Washoe County, Nevada General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 01/01/2035	9,755	9,755

		20,146

NEW JERSEY 11.9%
New Jersey Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	2,000	2,234
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	16,550	19,009
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	500	594
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,301
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	$12,100	$9,924
5.000% due 06/01/2041	5,000	4,154

		40,437

NEW MEXICO 2.4%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,104
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2009
5.000% due 08/01/2039	6,400	6,998

		8,102

NEW YORK 20.6%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	15,500	17,405
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,403
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	1,137	136
6.700% due 01/01/2049	3,150	3,124
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	3,000	3,364
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	10,000	12,000
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,000	3,775
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,278
5.000% due 11/15/2044	10,000	11,175
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	3,500	4,017

		69,677

OHIO 8.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	900
5.875% due 06/01/2047	9,000	7,790
6.500% due 06/01/2047	10,000	9,284
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,000	1,087
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,544
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	2,500	2,617

		27,222

OREGON 0.9%
Oregon Department of Administrative Services State Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	600	662
Oregon Health & Science University Revenue Bonds, Series 2009
5.750% due 07/01/2039	2,000	2,277

		2,939

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 7.9%
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	$1,960	$1,484
Geisinger Authority, Pennsylvania Revenue Bonds, Series 2009
5.250% due 06/01/2039	5,000	5,513
Lancaster County Hospital Authority, Pennsylvania Revenue Bonds, Series 2008
6.250% due 07/01/2026	750	775
6.375% due 07/01/2030	85	87
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	1,100	1,241
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	350	380
6.000% due 07/01/2043	500	524
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	2,000	2,177
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	5,000	5,430
5.625% due 07/01/2042	1,000	1,077
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	7,000	7,649
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	544

		26,881

RHODE ISLAND 0.3%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	1,000	1,017

SOUTH CAROLINA 4.2%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	450	458
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	2,200	2,439
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,608
5.500% due 12/01/2053	5,000	5,652

		14,157

TENNESSEE 3.5%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2027	5,000	5,813
5.250% due 09/01/2024	5,000	5,923

		11,736

TEXAS 15.3%
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,200	1,330
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	5,500	6,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
9.530% due 02/01/2017 (d)	$1,000	$1,221
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
10.140% due 10/01/2031 (d)	600	794
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	4,200	4,629
5.500% due 12/15/2038	4,200	4,651
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	6,050	6,554
5.750% due 01/01/2033	600	656
North Texas Tollway Authority Revenue Bonds, Series 2009
5.250% due 01/01/2044	3,000	3,240
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	2,750	2,969
5.500% due 09/01/2041	600	702
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	290
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	4,000	4,570
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	3,500	4,134
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	6,500	8,020
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	400	426
Uptown Development Authority, Texas Tax Allocation Bonds, Series 2009
5.500% due 09/01/2029	1,000	1,082
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	581

		51,923

UTAH 2.4%
Salt Lake County, Utah Revenue Bonds, (AMBAC Insured), Series 2001
5.125% due 02/15/2033	7,000	8,102

VIRGINIA 1.0%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,131
Peninsula Town Center Community Development Authority, Virginia Revenue Bonds, Series 2007
6.450% due 09/01/2037	1,985	2,100

		3,231

WASHINGTON 4.6%
JPMorgan Chase Putters/Drivers Trust, Washington General Obligation Bonds, Series 2009
14.005% due 08/01/2028 (d)	6,670	8,719
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	700	819
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	2,000	2,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	$250	$298
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	3,600	3,608
Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	130	131

		15,704

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	955	1,024

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	500	583

Total Municipal Bonds & Notes (Cost $472,305)		533,812

SHORT-TERM INSTRUMENTS 0.6%

SHORT-TERM NOTES 0.4%
Federal Home Loan Bank
0.157% due 01/26/2016	100	100
0.188% due 01/20/2016	200	200
0.233% due 01/25/2016	100	100
0.314% due 01/28/2016	700	700
Freddie Mac
0.172% due 02/04/2016	100	100

		1,200

U.S. TREASURY BILLS 0.2%
0.203% due 01/14/2016	800	800

Total Short-Term Instruments (Cost $2,000)		2,000

Total Investments in Securities (Cost $474,305)		535,812

Total Investments 158.4% (Cost $474,305)		$535,812

Preferred Shares (56.2%)		(190,000)

Other Assets and Liabilities, net (2.2%)		(7,470)

Net Assets Applicable to Common Shareholders 100.0%		$338,342

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	33

Schedule of Investments PIMCO Municipal Income Fund (Cont.)

December 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Security becomes interest bearing at a future date.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$15,185	$0	$15,185
Alaska	0	4,103	0	4,103
Arizona	0	12,890	0	12,890
Arkansas	0	2,320	0	2,320
California	0	87,683	0	87,683
Colorado	0	3,329	0	3,329
Connecticut	0	8,136	0	8,136
District of Columbia	0	3,562	0	3,562
Florida	0	10,872	0	10,872
Georgia	0	11,961	0	11,961
Illinois	0	33,208	0	33,208
Indiana	0	8,012	0	8,012
Iowa	0	9,004	0	9,004
Kansas	0	1,965	0	1,965
Kentucky	0	1,144	0	1,144
Louisiana	0	5,619	0	5,619
Maryland	0	2,363	0	2,363
Massachusetts	0	2,907	0	2,907
Michigan	0	3,122	0	3,122
Minnesota	0	2,249	0	2,249

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Missouri	$0	$1,297	$0	$1,297
Nevada	0	20,146	0	20,146
New Jersey	0	40,437	0	40,437
New Mexico	0	8,102	0	8,102
New York	0	69,677	0	69,677
Ohio	0	27,222	0	27,222
Oregon	0	2,939	0	2,939
Pennsylvania	0	26,881	0	26,881
Rhode Island	0	1,017	0	1,017
South Carolina	0	14,157	0	14,157
Tennessee	0	11,736	0	11,736
Texas	0	51,923	0	51,923
Utah	0	8,102	0	8,102
Virginia	0	3,231	0	3,231
Washington	0	15,704	0	15,704
West Virginia	0	1,024	0	1,024
Wisconsin	0	583	0	583
Short-Term Instruments
Short-Term Notes	0	1,200	0	1,200
U.S. Treasury Bills	0	800	0	800

Total Investments	$0	$535,812	$0	$535,812

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund II

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 154.1%

MUNICIPAL BONDS & NOTES 151.4%

ALABAMA 5.5%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$2,000	$2,325
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (b)	21,000	14,782
6.500% due 10/01/2053	21,000	24,583

		41,690

ARIZONA 12.8%
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	3,500	3,707
5.500% due 01/01/2038	2,860	3,066
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2008
5.000% due 09/01/2039	29,700	31,529
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	1,500	1,646
Pinal County, Arizona Electric District No. 3 Revenue Bonds, Series 2011
5.250% due 07/01/2036	1,750	1,975
5.250% due 07/01/2041	3,700	4,122
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (c)	10,000	10,954
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2032	12,430	14,498
5.000% due 12/01/2037	22,400	25,576

		97,073

CALIFORNIA 19.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	1,430	1,561
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	6,000	6,868
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	5,000	5,675
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	4,000	4,512
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	6,300	6,499
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,500	1,682
9.539% due 11/15/2036 (d)	5,000	6,227
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	3,000	3,584
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	2,760	3,469
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	2,925	3,141
5.000% due 06/01/2037	1,590	1,676
California State General Obligation Bonds, Series 2008
5.125% due 08/01/2036	5,200	5,705
5.250% due 03/01/2038	2,500	2,713

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	$9,500	$10,982
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	5,945	6,948
5.500% due 03/01/2040	5,750	6,660
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	4,890	5,839
6.750% due 02/01/2038	17,415	20,870
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	1,345	1,412
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	1,000	1,095
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	1,000	1,106
6.000% due 08/15/2042	5,690	6,798
6.500% due 11/01/2021	580	638
Hayward Unified School District, California General Obligation Bonds, Series 2008
5.000% due 08/01/2033	2,000	2,053
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	1,500	1,533
Los Angeles Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2032	2,000	2,134
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2039	4,000	4,224
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,750	2,459
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	2,000	2,207
Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	3,000	3,746
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	500	552
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	2,000	2,144
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	3,300	3,659
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	2,000	2,158
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	4,725	5,158

		147,687

COLORADO 2.2%
Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	5,800	6,270
Colorado Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	980	1,010
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	6,045	6,574
Denver Health & Hospital Authority, Colorado Revenue Bonds, Series 2010
5.625% due 12/01/2040	1,000	1,093

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	$1,430	$1,928

		16,875

CONNECTICUT 0.3%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	1,000	1,091
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,451

		2,542

FLORIDA 5.9%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2009
7.000% due 04/01/2039	1,000	1,185
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	600	681
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2042	8,000	8,892
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (c)	8,500	9,482
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	1,000	1,131
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	280	307
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (c)	7,900	8,569
Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2008
5.625% due 11/15/2037	3,000	3,411
Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	10,000	10,983
Sarasota County, Florida Health Facilities Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	500	504

		45,145

GEORGIA 4.0%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2010
5.000% due 01/01/2040	1,500	1,644
Atlanta Development Authority, Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2044	3,895	4,327
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	2,775	2,793
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	19,680	21,276

		30,040

ILLINOIS 12.3%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	10,000	10,551
5.500% due 01/01/2042	1,250	1,301
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	15,100	16,102
5.500% due 01/01/2034	5,200	5,506

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	35

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois Motor Fuel Tax Revenue Bonds, (AGC Insured), Series 2008
5.000% due 01/01/2038	$1,250	$1,279
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2029	2,000	2,158
Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	2,108	2,112
6.750% due 12/01/2032	5,388	5,397
Hillside Village, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	2,570	2,734
7.000% due 01/01/2028	2,900	3,112
Illinois Finance Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	2,500	2,634
6.000% due 03/01/2037 ^	250	63
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (c)	5,000	5,543
7.125% due 11/15/2037	700	839
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 05/01/2028	2,000	2,296
Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	26,225	26,554
Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2033	3,000	3,511
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2015
5.000% due 06/15/2052	2,000	2,096

		93,788

INDIANA 2.6%
Indiana Finance Authority Revenue Bonds, Series 2009
6.000% due 08/01/2039	1,500	1,702
Indiana Municipal Power Agency Revenue Bonds, Series 2016
5.000% due 01/01/2042 (a)	13,330	15,322
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.800% due 09/01/2047	990	1,020
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,720	2,016

		20,060

IOWA 3.7%
Iowa Finance Authority Revenue Bonds, Series 2007
6.750% due 11/15/2042	4,500	4,995
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	6,000	6,533
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	144	1
2.700% due 11/15/2046 ^	769	640
Iowa Finance Authority Revenue Notes, Series 2013
5.500% due 12/01/2022	5,000	5,269
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	10,350	10,351

		27,789

KANSAS 0.2%
Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	572
Manhattan, Kansas Revenue Bonds, Series 2007
5.000% due 05/15/2036	850	852

		1,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.2%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	$1,000	$1,144

LOUISIANA 1.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	750	872
6.000% due 10/01/2044	1,000	1,166
6.500% due 11/01/2035	450	533
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	3,300	3,452
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,386

		8,409

MARYLAND 1.1%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	4,050	4,451
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	1,400	1,551
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 08/15/2041	2,380	2,597

		8,599

MASSACHUSETTS 1.3%
Massachusetts Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	4,610	4,740
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.000% due 07/01/2042	1,000	1,108
7.625% due 10/15/2037	555	608
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	2,900	3,294

		9,750

MICHIGAN 0.7%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	1,056
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	800	480
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	3,000	3,567

		5,103

MINNESOTA 0.4%
North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	2,640	2,763
St Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	400	462

		3,225

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (AMBAC Insured), Series 1999
5.000% due 07/01/2024	$40	$41

MISSOURI 1.5%
Lee’s Summit, Missouri Tax Allocation Bonds, Series 2011
5.625% due 10/01/2023	405	406
Missouri State Health & Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 11/15/2044	10,000	11,030

		11,436

NEVADA 1.3%
Clark County, Nevada General Obligation Bonds, Series 2006
4.750% due 11/01/2035 (c)	10,000	10,143

		10,143

NEW HAMPSHIRE 0.3%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,215

NEW JERSEY 7.2%
Burlington County, New Jersey Bridge Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	950	968
New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.000% due 05/15/2028	525	301
New Jersey Economic Development Authority Revenue Bonds, Series 2010
5.875% due 06/01/2042	2,000	2,222
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 10/01/2021	4,000	4,391
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,500	1,553
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,783
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	4,000	4,602
New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.250% due 01/01/2040	2,000	2,221
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2041	750	807
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	14,255	11,692
5.000% due 06/01/2041	29,475	24,487

		55,027

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	2,000	2,209

NEW YORK 20.2%
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	33,500	37,618

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	$3,880	$4,401
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.250% due 11/15/2029	5,500	6,771
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	298	36
6.700% due 01/01/2049	825	818
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (c)	4,000	4,190
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	2,000	2,242
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (c)	11,505	13,806
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,107
5.625% due 07/15/2047	2,500	2,822
6.375% due 07/15/2049	1,250	1,412
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,000	11,278
5.750% due 11/15/2051	54,000	62,899
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,066
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,750	2,008

		153,474

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	550	560

NORTH DAKOTA 0.5%
Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	3,710	3,837

OHIO 8.5%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	6,000	5,400
5.875% due 06/01/2047	23,100	19,996
6.500% due 06/01/2047	19,400	18,011
Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	3,900	4,337
Ohio State Revenue Bonds, Series 2009
5.500% due 01/01/2039	3,000	3,380
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	10,000	11,089
Ohio State Water Development Authority Revenue Bonds, Series 2005
4.000% due 01/01/2034	2,500	2,616

		64,829

OREGON 0.3%
Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2009
5.500% due 07/15/2035	1,000	1,126

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oregon Department of Administrative Services State Certificates of Participation Bonds, Series 2009
5.250% due 05/01/2039	$1,155	$1,275

		2,401

PENNSYLVANIA 9.9%
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	7,500	8,141
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	3,190	2,416
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,067
6.000% due 07/01/2035	670	715
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	500	564
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, (FHA Insured), Series 2010
5.375% due 08/01/2038	8,465	9,986
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 03/01/2040	400	435
6.000% due 07/01/2043	850	891
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	10,000	11,196
Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	4,000	4,527
Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2015
5.000% due 04/01/2045	5,500	6,174
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2036	1,000	1,086
5.625% due 07/01/2042	7,000	7,537
Philadelphia, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2008
5.250% due 12/15/2032	17,000	18,576
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	544
Westmoreland County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2010
5.125% due 07/01/2030	1,000	1,123

		74,978

RHODE ISLAND 2.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	21,450	21,819

SOUTH CAROLINA 1.6%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,113
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.500% due 12/01/2053	10,000	11,303

		12,416

TENNESSEE 1.8%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,750	1,951

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	$1,000	$1,130
Sullivan County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2006
5.250% due 09/01/2036	500	512
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	3,000	3,487
5.000% due 02/01/2027	6,000	6,976

		14,056

TEXAS 18.0%
Austin Trust, Texas General Obligation Bonds, Series 2007
4.750% due 04/01/2036 (c)	17,500	17,685
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	2,500	2,771
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	21,000	23,192
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
5.250% due 10/01/2029	3,750	4,293
5.500% due 10/01/2039	12,700	14,366
HFDC of Central Texas, Inc. Revenue Bonds, Series 2006
5.500% due 02/15/2037	700	738
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	10,300	11,351
5.500% due 12/15/2038	10,300	11,406
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	5,000	5,431
5.750% due 01/01/2033	1,200	1,313
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	5,750	6,207
5.500% due 09/01/2041	1,300	1,522
San Juan Higher Education Finance Authority, Texas Revenue Bonds, Series 2010
6.700% due 08/15/2040	250	290
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,428
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	19,380	23,911
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	975	1,058
Texas State General Obligation Bonds, Series 2010
9.023% due 04/01/2037 (d)	4,880	5,560
Texas State Public Finance Authority Charter School Finance Corp. Revenue Bonds, Series 2007
5.875% due 12/01/2036	1,000	1,065
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,161

		136,748

VIRGINIA 0.3%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,131

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	37

Schedule of Investments PIMCO Municipal Income Fund II (Cont.)

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	$412	$21
6.000% due 06/01/2043	1,273	1,201

		2,353

WASHINGTON 2.2%
Washington Health Care Facilities Authority Revenue Bonds, (AGC Insured), Series 2008
6.000% due 08/15/2039	1,300	1,521
Washington Health Care Facilities Authority Revenue Bonds, Series 2007
6.125% due 08/15/2037	13,000	13,840
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,193

		16,554

WEST VIRGINIA 0.6%
West Virginia Economic Development Authority Revenue Bonds, Series 2010
5.375% due 12/01/2038	2,000	2,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	$1,910	$2,048

		4,271

WISCONSIN 0.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,166

Total Municipal Bonds & Notes (Cost $1,035,446)		1,150,876

SHORT-TERM INSTRUMENTS 2.7%

SHORT-TERM NOTES 2.7%
Federal Home Loan Bank
0.142% due 01/22/2016	100	100
0.157% due 01/26/2016	2,300	2,300
0.162% due 01/29/2016	3,100	3,099
0.167% due 01/14/2016	100	100
0.254% due 01/27/2016	1,500	1,500
0.314% due 01/28/2016	2,400	2,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.330% due 02/26/2016	$9,100	$9,097
0.385% due 02/01/2016	400	400
Freddie Mac
0.178% due 01/25/2016	1,500	1,500

		20,496

Total Short-Term Instruments (Cost $20,494)		20,496

Total Investments in Securities (Cost $1,055,940)		1,171,372

Total Investments 154.1% (Cost $1,055,940)		$1,171,372

Preferred Shares (48.3%)		(367,000)

Other Assets and Liabilities, net (5.8%)		(44,160)

Net Assets Applicable to Common Shareholders 100.0%		$760,212

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security becomes interest bearing at a future date.
(c)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(d)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$41,690	$0	$41,690
Arizona	0	97,073	0	97,073
California	0	147,687	0	147,687
Colorado	0	16,875	0	16,875
Connecticut	0	2,542	0	2,542
Florida	0	45,145	0	45,145
Georgia	0	30,040	0	30,040
Illinois	0	93,788	0	93,788
Indiana	0	20,060	0	20,060
Iowa	0	27,789	0	27,789
Kansas	0	1,424	0	1,424
Kentucky	0	1,144	0	1,144
Louisiana	0	8,409	0	8,409
Maryland	0	8,599	0	8,599
Massachusetts	0	9,750	0	9,750
Michigan	0	5,103	0	5,103
Minnesota	0	3,225	0	3,225
Mississippi	0	41	0	41
Missouri	0	11,436	0	11,436
Nevada	0	10,143	0	10,143

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
New Hampshire	$0	$2,215	$0	$2,215
New Jersey	0	55,027	0	55,027
New Mexico	0	2,209	0	2,209
New York	0	153,474	0	153,474
North Carolina	0	560	0	560
North Dakota	0	3,837	0	3,837
Ohio	0	64,829	0	64,829
Oregon	0	2,401	0	2,401
Pennsylvania	0	74,978	0	74,978
Rhode Island	0	21,819	0	21,819
South Carolina	0	12,416	0	12,416
Tennessee	0	14,056	0	14,056
Texas	0	136,748	0	136,748
Virginia	0	2,353	0	2,353
Washington	0	16,554	0	16,554
West Virginia	0	4,271	0	4,271
Wisconsin	0	1,166	0	1,166
Short-Term Instruments
Short-Term Notes	0	20,496	0	20,496

Total Investments	$0	$1,171,372	$0	$1,171,372

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Income Fund III

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 160.3%

MUNICIPAL BONDS & NOTES 157.0%

ALABAMA 15.6%
Alabama Docks Department State Revenue Bonds, Series 2010
6.000% due 10/01/2040	$1,000	$1,163
Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	577
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (c)	53,000	37,306
6.500% due 10/01/2053	15,000	17,559

		56,605

ARIZONA 10.4%
Arizona Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	2,250	2,243
Arizona Health Facilities Authority Revenue Bonds, Series 2008
5.000% due 01/01/2035	1,250	1,324
5.500% due 01/01/2038	900	965
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2008
5.000% due 09/01/2039 (d)	13,000	13,800
Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2010
5.250% due 10/01/2040	750	823
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2009
5.000% due 01/01/2039 (d)	5,000	5,477
Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	11,600	13,245

		37,877

CALIFORNIA 26.4%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	500	546
Bay Area Toll Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2029	1,500	1,717
5.000% due 10/01/2042	3,260	3,603
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2053	12,000	13,585
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	600	619
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	2,500	2,866
California Health Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	1,500	1,792
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	2,015	2,235
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,385	1,741
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	5,000	5,271
5.000% due 12/01/2037	5,300	5,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2008
5.250% due 03/01/2038	$1,350	$1,465
California State General Obligation Bonds, Series 2009
5.750% due 04/01/2031	2,500	2,874
6.000% due 04/01/2038	5,000	5,780
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	1,300	1,519
5.500% due 03/01/2040	3,200	3,706
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,580	3,081
6.750% due 02/01/2038	9,200	11,025
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	880	924
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	1,000	1,125
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	3,000	3,317
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	3,600	3,125
5.750% due 06/01/2047	1,120	1,052
Indian Wells Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2006
4.750% due 09/01/2034	3,350	3,423
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.018% due 08/01/2033 (e)	1,675	2,177
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	2,000	2,810
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	1,250	1,384
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,600	1,774
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	6,200	5,776

		96,000

COLORADO 0.9%
Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	2,000	2,175
Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	500	674
Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	500	563

		3,412

CONNECTICUT 0.4%
Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.875% due 04/01/2039	1,250	1,451

DISTRICT OF COLUMBIA 3.0%
District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039 (d)	10,000	11,065

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 6.5%
Brevard County, Florida Health Facilities Authority Revenue Bonds, Series 2005
5.000% due 04/01/2034	$3,480	$3,519
Broward County, Florida Airport System Revenue Bonds, Series 2009
5.375% due 10/01/2029	500	567
Broward County, Florida Water & Sewer Utility Revenue Bonds, Series 2009
5.250% due 10/01/2034 (d)	4,500	5,020
Cape Coral, Florida Water & Sewer Revenue Bonds, (AGM Insured), Series 2011
5.000% due 10/01/2041	3,000	3,346
Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	285	313
Florida State General Obligation Bonds, Series 2009
5.000% due 06/01/2038 (d)	4,200	4,556
Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2010
9.539% due 10/01/2039 (e)	5,000	6,231

		23,552

GEORGIA 3.5%
Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2006
5.125% due 07/01/2042	1,750	1,754
Medical Center Hospital Authority, Georgia Revenue Bonds, Series 2007
5.250% due 07/01/2037	400	403
Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	10,000	10,735

		12,892

HAWAII 0.5%
Hawaii Pacific Health Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,500	1,668

ILLINOIS 8.2%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	2,400	2,532
5.500% due 01/01/2042	1,000	1,041
Chicago, Illinois General Obligation Bonds, Series 2015
5.375% due 01/01/2029	7,200	7,678
5.500% due 01/01/2034	2,500	2,647
Chicago, Illinois Revenue Bonds, Series 2002
5.000% due 01/01/2027	1,750	1,896
Illinois Finance Authority Revenue Bonds, Series 2007
5.875% due 03/01/2027 ^	1,000	250
6.000% due 03/01/2037 ^	625	156
Illinois Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037 (d)	5,000	5,543
7.125% due 11/15/2037	400	480
Illinois Finance Authority Revenue Bonds, Series 2010
6.000% due 08/15/2038	1,000	1,097
Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	5,000	5,451
Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2015
5.000% due 06/15/2052	1,000	1,048

		29,819

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	39

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 3.8%
Indiana Municipal Power Agency Revenue Bonds, Series 2016
5.000% due 01/01/2042 (a)	$8,000	$9,195
Portage, Indiana Tax Allocation Bonds, Series 2006
5.000% due 07/15/2023	1,000	1,024
5.000% due 01/15/2027	775	794
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,535	2,971

		13,984

IOWA 1.0%
Iowa Finance Authority Revenue Bonds, Series 2013
5.250% due 12/01/2025	3,000	3,267
Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	76	0
2.700% due 11/15/2046 ^	403	336

		3,603

KENTUCKY 0.6%
Kentucky Economic Development Finance Authority Revenue Bonds, Series 2010
6.375% due 06/01/2040	2,000	2,288

LOUISIANA 2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series 2010
5.875% due 10/01/2040	1,500	1,744
6.000% due 10/01/2044	1,000	1,166
6.500% due 11/01/2035	400	474
Louisiana Public Facilities Authority Revenue Bonds, Series 2007
5.500% due 05/15/2047	1,700	1,778
Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	2,000	2,386

		7,548

MARYLAND 0.8%
Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 06/01/2035	1,000	1,095
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.250% due 01/01/2041	700	776
Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	1,000	1,179

		3,050

MASSACHUSETTS 2.1%
Massachusetts Development Finance Agency Revenue Bonds, Series 2010
7.625% due 10/15/2037	285	312
Massachusetts Development Finance Agency Revenue Bonds, Series 2011
0.000% due 11/15/2056 (b)	140	1
6.250% due 11/15/2039	529	507
Massachusetts Housing Finance Agency Revenue Bonds, Series 2003
5.125% due 06/01/2043	4,910	4,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts State College Building Authority Revenue Bonds, Series 2009
5.500% due 05/01/2039	$1,600	$1,818

		7,549

MICHIGAN 0.9%
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,500	1,584
Royal Oak Hospital Finance Authority, Michigan Revenue Bonds, Series 2009
8.250% due 09/01/2039	1,500	1,784

		3,368

MISSOURI 0.2%
Jennings, Missouri Revenue Bonds, Series 2006
5.000% due 11/01/2023	245	242
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	500	516

		758

NEW HAMPSHIRE 0.6%
New Hampshire Business Finance Authority Revenue Bonds, Series 2009
6.125% due 10/01/2039	2,000	2,215

NEW JERSEY 5.9%
New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
6.500% due 04/01/2028	4,500	5,519
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,000	1,035
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.500% due 07/01/2043	2,000	2,301
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.250% due 06/15/2041	500	538
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,600	1,312
5.000% due 06/01/2041	12,745	10,588

		21,293

NEW MEXICO 0.3%
Farmington, New Mexico Revenue Bonds, Series 2010
5.900% due 06/01/2040	1,000	1,104

NEW YORK 16.1%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	9,800	11,179
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,756
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,403
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	311	37
6.700% due 01/01/2049	863	855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	$10,450	$12,160
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (d)	4,000	4,191
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,700	2,139
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,383
5.000% due 11/15/2044	11,000	12,293
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	3,000	3,100

		58,496

NORTH CAROLINA 1.9%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	6,000	6,883

OHIO 11.3%
Allen County, Ohio Revenue Bonds, Series 2010
5.000% due 06/01/2038	500	549
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.125% due 06/01/2024	1,000	900
5.875% due 06/01/2047	4,800	4,155
6.500% due 06/01/2047	30,350	28,177
Hamilton County, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2042	1,500	1,631
Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2048	5,000	5,544

		40,956

PENNSYLVANIA 7.4%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2009
5.625% due 08/15/2039	1,000	1,125
Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2012
5.000% due 11/01/2044	6,600	7,164
Capital Region Water, Pennsylvania Revenue Bonds, Series 2007
6.000% due 09/01/2036 ^	1,225	928
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	1,000	1,067
6.000% due 07/01/2035	670	715
Dauphin County, Pennsylvania General Authority Revenue Bonds, Series 2009
6.000% due 06/01/2036	1,000	1,141
Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 12/01/2039	100	113
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.125% due 12/01/2040	3,000	3,266
Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	5,000	5,598
Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	3,000	3,395

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2012
5.625% due 07/01/2042	$1,645	$1,771
Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2009
5.250% due 01/01/2036	500	545

		26,828

SOUTH CAROLINA 6.7%
Greenwood County, South Carolina Revenue Bonds, Series 2009
5.375% due 10/01/2039	1,000	1,113
South Carolina State Ports Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040	800	887
South Carolina State Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	5,000	5,608
5.500% due 12/01/2053	15,000	16,955

		24,563

TENNESSEE 0.7%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.625% due 10/01/2039	1,250	1,394
Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	1,000	1,130

		2,524

TEXAS 16.2%
Dallas, Texas Revenue Bonds, (AGC Insured), Series 2009
5.250% due 08/15/2038	1,300	1,441
Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,500	4,970
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Notes, Series 2009
9.530% due 02/01/2017 (e)	6,500	7,934
North Harris County, Texas Regional Water Authority Revenue Bonds, Series 2008
5.250% due 12/15/2033	5,500	6,061
5.500% due 12/15/2038	5,500	6,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
North Texas Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	$10,800	$11,699
5.750% due 01/01/2033	700	766
North Texas Tollway Authority Revenue Bonds, Series 2011
5.000% due 01/01/2038	3,000	3,238
5.500% due 09/01/2041	600	702
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	3,000	3,428
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2026	150	177
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	9,600	11,845
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	500	581

		58,933

VIRGINIA 0.5%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2009
5.500% due 05/15/2035	1,000	1,131
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^	201	10
6.000% due 06/01/2043	621	586

		1,727

WASHINGTON 0.5%
Washington Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	1,000	1,193
Washington Health Care Facilities Authority Revenue Bonds, Series 2010
5.500% due 12/01/2039	500	598

		1,791

WEST VIRGINIA 0.3%
West Virginia Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	955	1,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.7%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	$3,500	$3,945
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2039	1,000	1,166
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.625% due 04/15/2039	1,000	1,134

		6,245

Total Municipal Bonds & Notes (Cost $503,085)		571,071

SHORT-TERM INSTRUMENTS 3.3%

REPURCHASE AGREEMENTS (f) 2.1%
		7,800

SHORT-TERM NOTES 0.9%
Federal Home Loan Bank
0.106% due 01/19/2016	2,200	2,200
0.142% due 01/22/2016	100	100
Freddie Mac
0.172% due 02/04/2016	1,000	1,000

		3,300

U.S. TREASURY BILLS 0.3%
0.193% due 01/14/2016	1,100	1,100

Total Short-Term Instruments (Cost $12,200)		12,200

Total Investments in Securities (Cost $515,285)		583,271

Total Investments 160.3% (Cost $515,285)		$583,271

Preferred Shares (51.9%)		(189,000)

Other Assets and Liabilities, net (8.4%)		(30,439)

Net Assets Applicable to Common Shareholders 100.0%		$363,832

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Zero coupon bond.
(c)	Security becomes interest bearing at a future date.
(d)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(e)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	41

Schedule of Investments PIMCO Municipal Income Fund III (Cont.)

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.580%	12/31/2015	01/04/2016	$7,800	U.S. Treasury Notes 2.750% due 02/15/2024	$(7,959)	$7,800	$7,801

Total Repurchase Agreements						$(7,959)	$7,800	$7,801

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$7,801	$0	$0	$7,801	$(7,959)	$(158)

Total Borrowings and Other Financing Transactions	$7,801	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$56,605	$0	$56,605
Arizona	0	37,877	0	37,877
California	0	96,000	0	96,000
Colorado	0	3,412	0	3,412
Connecticut	0	1,451	0	1,451
District of Columbia	0	11,065	0	11,065
Florida	0	23,552	0	23,552
Georgia	0	12,892	0	12,892
Hawaii	0	1,668	0	1,668
Illinois	0	29,819	0	29,819
Indiana	0	13,984	0	13,984
Iowa	0	3,603	0	3,603
Kentucky	0	2,288	0	2,288
Louisiana	0	7,548	0	7,548
Maryland	0	3,050	0	3,050
Massachusetts	0	7,549	0	7,549
Michigan	0	3,368	0	3,368
Missouri	0	758	0	758

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
New Hampshire	$0	$2,215	$0	$2,215
New Jersey	0	21,293	0	21,293
New Mexico	0	1,104	0	1,104
New York	0	58,496	0	58,496
North Carolina	0	6,883	0	6,883
Ohio	0	40,956	0	40,956
Pennsylvania	0	26,828	0	26,828
South Carolina	0	24,563	0	24,563
Tennessee	0	2,524	0	2,524
Texas	0	58,933	0	58,933
Virginia	0	1,727	0	1,727
Washington	0	1,791	0	1,791
West Virginia	0	1,024	0	1,024
Wisconsin	0	6,245	0	6,245
Short-Term Instruments
Repurchase Agreements	0	7,800	0	7,800
Short-Term Notes	0	3,300	0	3,300
U.S. Treasury Bills	0	1,100	0	1,100

Total Investments	$0	$583,271	$0	$583,271

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.8%

MUNICIPAL BONDS & NOTES 160.2%

ALABAMA 0.8%
Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	$2,000	$2,341

CALIFORNIA 156.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	10,000	10,915
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	4,000	4,001
6.125% due 06/01/2038	1,000	987
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500	1,496
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (a)	10,200	11,391
5.000% due 10/01/2039 (a)	10,000	11,028
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	1,600	1,651
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,050	5,877
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	2,000	2,270
6.000% due 07/01/2039	4,000	4,586
6.500% due 11/01/2038	1,000	1,181
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,450	1,626
9.539% due 11/15/2036 (b)	1,000	1,245
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,158
6.000% due 08/15/2042	2,800	3,345
11.779% due 11/15/2042 (b)	6,000	6,427
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	11,000	12,170
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	3,675	4,077
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	1,300	1,475
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,090
California Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	2,900	3,124
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,000	1,257
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.100% due 06/01/2040	2,000	2,178
5.250% due 08/01/2040	1,250	1,331
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2035	5,885	6,057
California State General Obligation Bonds, Series 2007
5.000% due 06/01/2037	100	105
5.000% due 12/01/2037	3,000	3,220

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	$2,000	$2,312
6.000% due 11/01/2039	2,000	2,365
California State General Obligation Bonds, Series 2010
5.250% due 11/01/2040	2,400	2,805
5.500% due 03/01/2040	1,500	1,737
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000	8,133
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032	1,300	1,565
California State Public Works Board Revenue Bonds, Series 2009
5.000% due 04/01/2034	2,000	2,256
5.750% due 10/01/2030	2,000	2,306
6.000% due 11/01/2034	2,000	2,332
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	1,500	1,758
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	14,000	16,275
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	2,150	2,156
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,200	3,517
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,870	2,233
6.750% due 02/01/2038	6,875	8,239
California Statewide Communities Development Authority Revenue Bonds, (NPFGC Insured), Series 2000
5.125% due 07/01/2024	100	110
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.250% due 03/01/2045	1,000	1,006
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	900	910
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	845	898
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2040	10,000	10,952
6.250% due 10/01/2039	1,000	1,125
7.500% due 06/01/2042	990	1,080
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	2,000	2,389
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,500	12,924
5.125% due 05/15/2031	4,000	4,481
5.375% due 05/15/2038	4,500	5,066
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	3,000	3,065
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	5,000	5,743
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.850% due 08/01/2033	350	350
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 08/01/2037	5,000	5,270

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eastern Municipal Water District, California Certificates of Participation Bonds, Series 2008
5.000% due 07/01/2035	$6,300	$6,814
El Monte, California Certificates of Participation Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2034	14,425	14,469
Folsom Redevelopment Agency, California Tax Allocation Bonds, Series 2009
5.500% due 08/01/2036	1,000	1,082
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,300	7,205
5.750% due 06/01/2047	24,325	22,849
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	6,000	6,794
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	1,000	1,106
Kern County, California Certificates of Participation Bonds, (AGC Insured), Series 2009
5.750% due 08/01/2035	10,590	11,847
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	588
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,232
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	5,000	5,536
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.375% due 07/01/2034 (a)	3,000	3,364
5.375% due 07/01/2038 (a)	7,000	7,818
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	4,100	4,745
5.000% due 07/01/2043	5,000	5,751
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,650	4,190
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 07/01/2029 (a)	10,000	11,239
5.000% due 01/01/2034 (a)	8,500	9,547
5.300% due 01/01/2034	250	284
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	18,845	26,474
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	700	770
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,380
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,000	2,231
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,200
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,699
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	3,285	3,627

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	43

Schedule of Investments PIMCO California Municipal Income Fund (Cont.)

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	$650	$722
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,810
San Jose, California Special Assessment Bonds, Series 2001
5.600% due 09/02/2017	230	235
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2031	2,315	2,768
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,200	1,331
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	3,500	3,776
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,300	1,518
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	800	745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	$6,300	$6,877
Turlock, California Certificates of Participation Bonds, Series 2007
5.500% due 10/15/2037	2,000	2,168
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,795
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,019

		427,231

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	2,000	2,082
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	4,400	4,675

		6,757

Total Municipal Bonds & Notes (Cost $387,753)		436,329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.6%

SHORT-TERM NOTES 3.6%
Federal Home Loan Bank
0.162% due 01/29/2016	$2,950	$2,949
0.167% due 02/01/2016	5,000	4,999
0.233% due 01/25/2016	100	100
0.314% due 01/28/2016	600	600
0.385% due 02/01/2016	1,000	1,000

		9,648

Total Short-Term Instruments (Cost $9,649)		9,648

Total Investments in Securities (Cost $397,402)		445,977

Total Investments 163.8% (Cost $397,402)		$445,977

Preferred Shares (55.1%)		(150,000)

Other Assets and Liabilities, net (8.7%)		(23,632)

Net Assets Applicable to Common Shareholders 100.0%		$272,345

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(b)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$2,341	$0	$2,341
California	0	427,231	0	427,231
Illinois	0	6,757	0	6,757
Short-Term Instruments
Short-Term Notes	0	9,648	0	9,648

Total Investments	$0	$445,977	$0	$445,977

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Income Fund II

December 31, 2015

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.4%

MUNICIPAL BONDS & NOTES 161.9%

CALIFORNIA 157.0%
Alhambra, California Revenue Bonds, Series 2010
7.625% due 01/01/2040	$2,000	$	2,150
Bay Area Toll Authority, California Revenue Bonds, Series 2014
5.000% due 10/01/2054	3,000		3,384
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2043	1,800		1,800
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	1,500		1,496
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	4,220		4,354
California Health Facilities Financing Authority Revenue Bonds, Series 2007
5.250% due 11/15/2046 (b)	12,195		12,637
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 11/15/2040	5,400		6,284
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	250		284
6.000% due 07/01/2039	3,000		3,439
6.500% due 11/01/2038	500		591
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000		1,158
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	1,000		1,079
5.000% due 11/15/2040	4,000		4,484
5.000% due 08/15/2051	8,755		9,687
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	5,000		5,673
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.250% due 02/01/2038	175		187
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000		11,090
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,085		1,363
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,500		1,597
California State General Obligation Bonds, Series 2006
5.000% due 09/01/2031	2,500		2,575
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	10,000		11,560
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	7,000		8,133
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032	1,300		1,565
California State Public Works Board Revenue Bonds, Series 2008
5.000% due 03/01/2033	7,915		8,612
California State Public Works Board Revenue Bonds, Series 2009
5.750% due 10/01/2030	3,000		3,459
6.000% due 11/01/2034	2,000		2,332
California State Public Works Board Revenue Bonds, Series 2011
5.000% due 12/01/2029	2,000		2,345

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	$2,500	$	2,858
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	7,000		8,138
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,700		4,066
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	2,135		2,549
6.750% due 02/01/2038	7,860		9,419
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 11/01/2029	500		502
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.150% due 07/01/2030	250		251
5.250% due 07/01/2042	1,250		1,234
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.250% due 11/15/2048	5,490		5,974
5.500% due 07/01/2031	3,040		3,231
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.000% due 07/01/2040	3,760		4,129
7.500% due 06/01/2042	990		1,080
California Statewide Communities Development Authority Revenue Bonds, Series 2011
6.000% due 08/15/2042	5,600		6,690
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	9,705		10,907
5.375% due 05/15/2038	4,500		5,066
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	2,000		2,043
Chabot-Las Positas Community College District, California General Obligation Bonds, (AMBAC Insured), Series 2006
0.000% due 08/01/2036 (a)	17,305		6,212
0.000% due 08/01/2037 (a)	5,000		1,703
0.000% due 08/01/2043 (a)	15,000		3,769
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000		1,149
Coronado Community Development Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2005
4.875% due 09/01/2035	8,435		8,457
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2046 (a)	25,000		5,039
Desert Community College District, California General Obligation Bonds, (AGM Insured), Series 2009
9.389% due 08/01/2032 (c)	6,035		6,712
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400		1,526
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	8,500		7,378
5.750% due 06/01/2047	34,715		32,609
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	3,000		3,397
Imperial Irrigation District, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	4,500		4,977
Irvine Unified School District, California Special Tax Bonds, Series 2010
6.700% due 09/01/2035	515		600

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (b)	$5,000	$	5,292
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2010
9.519% due 05/15/2034 (c)	7,500		9,443
JPMorgan Chase Putters/Drivers Trust, California Revenue Notes, Series 2009
5.000% due 04/01/2039 (b)	20,000		21,830
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	1,000		1,176
Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2037	7,500		9,343
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.250% due 08/01/2033 (b)	10,000		11,280
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	500		554
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.018% due 08/01/2033 (c)	4,000		5,200
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000		3,444
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034	11,000		12,355
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	16,445		23,103
7.000% due 11/01/2034	1,000		1,451
Manteca Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 2004
5.000% due 10/01/2036	10,000		10,007
Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2009
6.125% due 08/01/2029	5,000		5,633
Palomar Health, California Certificates of Participation Bonds, Series 2009
6.750% due 11/01/2039	4,750		5,259
Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (NPFGC Insured), Series 2006
5.000% due 10/01/2032	10,000		10,027
Poway Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2040 (a)	11,000		4,107
0.000% due 08/01/2046 (a)	16,000		4,382
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000		3,200
San Diego Community College District, California General Obligation Notes, Series 2009
10.074% due 02/01/2017 (c)	5,000		6,261
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	1,000		1,119
San Diego Public Facilities Financing Authority Water, California Revenue Bonds, Series 2009
5.250% due 08/01/2038	4,000		4,360
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,800		3,091
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	300		333
San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2050	2,430		2,624

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	45

Schedule of Investments PIMCO California Municipal Income Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	$1,000	$	1,207
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2032	850		1,012
5.000% due 10/01/2033	1,125		1,335
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	1,300		1,442
Santa Cruz County, California Certificates of Participation Bonds, Series 2002
5.250% due 08/01/2032	1,260		1,263
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,500		1,752
Torrance, California Revenue Bonds, Series 2010
5.000% due 09/01/2040	3,100		3,384
Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	1,700		1,954
Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	1,000		1,136
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	3,000		3,354

			447,696

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ILLINOIS 3.1%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	$2,350	$	2,446
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	6,035		6,413

			8,859

NEW JERSEY 1.3%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,300		1,066
5.000% due 06/01/2041	3,000		2,492

			3,558

NEW YORK 0.5%
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,250		1,500

Total Municipal Bonds & Notes (Cost $402,237)			461,613

SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS (d) 3.2%
			9,000

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
0.193% due 01/14/2016	$800	$	800

Total Short-Term Instruments (Cost $9,800)			9,800

Total Investments in Securities (Cost $412,037)			471,413

Total Investments 165.4% (Cost $412,037)		$	471,413

Preferred Shares (57.2%)			(163,000)

Other Assets and Liabilities, net (8.2%)			(23,316)

Net Assets Applicable to Common Shareholders 100.0%		$	285,097

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon bond.
(b)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(c)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SAL	0.580%	12/31/2015	01/04/2016	$9,000	U.S. Treasury Notes 2.750% due 02/15/2024	$(9,185)	$9,000	$9,001

Total Repurchase Agreements						$(9,185)	$9,000	$9,001

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SAL	$9,001	$0	$0	$9,001	$(9,185)	$(184)

Total Borrowings and Other Financing Transactions	$9,001	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$447,696	$0	$447,696
Illinois	0	8,859	0	8,859
New Jersey	0	3,558	0	3,558
New York	0	1,500	0	1,500
Short-Term Instruments
Repurchase Agreements	0	9,000	0	9,000
U.S. Treasury Bills	0	800	0	800

Total Investments	$0	$471,413	$0	$471,413

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	47

Schedule of Investments PIMCO California Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.6%

MUNICIPAL BONDS & NOTES 163.8%

CALIFORNIA 156.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
5.000% due 04/01/2034	$1,250	$1,364
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.250% due 04/01/2048	8,000	9,079
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.875% due 06/01/2035	8,100	8,101
6.000% due 06/01/2042	7,000	7,001
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.600% due 06/01/2036	2,000	1,995
California Educational Facilities Authority Revenue Bonds, Series 2009
5.000% due 01/01/2039 (a)	9,800	10,944
5.000% due 10/01/2039 (a)	10,000	11,028
California Health Facilities Financing Authority Revenue Bonds, (IBC/NPFGC Insured), Series 2007
5.000% due 11/15/2042	500	516
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.000% due 08/15/2038	5,000	5,441
5.250% due 11/15/2040	4,550	5,295
California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.750% due 09/01/2039	4,000	4,541
6.000% due 07/01/2039	4,000	4,586
6.500% due 11/01/2038	500	591
California Health Facilities Financing Authority Revenue Bonds, Series 2010
5.000% due 11/15/2036	1,300	1,458
California Health Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 08/15/2035	1,000	1,158
6.000% due 08/15/2042	1,200	1,434
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	8,305	9,189
California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	3,000	3,404
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
5.000% due 02/01/2039	10,000	11,090
California Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	835	1,049
California Pollution Control Financing Authority Revenue Bonds, Series 2010
5.250% due 08/01/2040	1,250	1,331
California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	7,300	8,439
California State General Obligation Bonds, Series 2013
5.000% due 11/01/2043	5,000	5,809
California State General Obligation Bonds, Series 2015
5.000% due 09/01/2032	10,400	12,518
California State Public Works Board Revenue Bonds, Series 2009
6.000% due 11/01/2034	2,000	2,332
California State Public Works Board Revenue Bonds, Series 2013
5.000% due 03/01/2038	2,500	2,858
California State University Revenue Bonds, Series 2011
5.000% due 11/01/2042	9,200	10,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State University Revenue Bonds, Series 2015
5.000% due 11/01/2047	$12,750	$14,822
California Statewide Communities Development Authority Certificates of Participation Bonds, Series 1999
5.375% due 04/01/2030	945	948
California Statewide Communities Development Authority Revenue Bonds, (FGIC Insured), Series 2007
5.750% due 07/01/2047	3,100	3,407
California Statewide Communities Development Authority Revenue Bonds, (FHA Insured), Series 2009
6.625% due 08/01/2029	1,780	2,125
6.750% due 02/01/2038	6,430	7,706
California Statewide Communities Development Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	4,500	4,524
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,300	1,315
California Statewide Communities Development Authority Revenue Bonds, Series 2008
5.500% due 07/01/2031	2,030	2,157
California Statewide Communities Development Authority Revenue Bonds, Series 2010
6.250% due 10/01/2039	500	562
7.500% due 06/01/2042	990	1,080
California Statewide Communities Development Authority Revenue Bonds, Series 2011
5.000% due 12/01/2041	11,000	12,163
6.000% due 08/15/2042	1,800	2,150
6.500% due 11/01/2021	335	369
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	11,220	12,609
5.375% due 05/15/2038	2,000	2,251
California Statewide Communities Development Authority Revenue Bonds, Series 2014
5.500% due 12/01/2054	2,500	2,661
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	2,000	2,297
Contra Costa County, California Public Financing Authority Tax Allocation Bonds, Series 2003
5.625% due 08/01/2033	1,415	1,415
Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,400	1,526
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	15,165	14,245
Hayward Unified School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2038	5,000	5,662
JPMorgan Chase Putters/Drivers Trust, California Revenue Bonds, Series 2009
5.000% due 07/01/2037 (a)	5,000	5,292
Lancaster Redevelopment Agency, California Tax Allocation Bonds, Series 2009
6.875% due 08/01/2039	500	588
Long Beach Unified School District, California General Obligation Bonds, Series 2009
5.750% due 08/01/2033	5,000	5,736
Long Beach, California Airport System Revenue Bonds, Series 2010
5.000% due 06/01/2040	2,120	2,347
Los Angeles Community College District, California General Obligation Bonds, Series 2009
14.018% due 08/01/2033 (b)	1,000	1,300
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2009
5.000% due 07/01/2039 (a)	10,000	11,037

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	$2,000	$2,315
5.000% due 07/01/2043	2,115	2,433
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2014
5.000% due 07/01/2043	3,000	3,444
Los Angeles Unified School District, California General Obligation Bonds, Series 2009
5.000% due 01/01/2034 (a)	10,000	11,232
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	10,825	15,207
7.000% due 11/01/2034	2,285	3,316
Malibu, California Certificates of Participation Bonds, Series 2009
5.000% due 07/01/2039	550	605
Manteca Financing Authority, California Revenue Bonds, Series 2009
5.750% due 12/01/2036	1,000	1,161
Montebello Unified School District, California General Obligation Bonds, (AGM Insured), Series 2008
5.000% due 08/01/2033	3,000	3,311
Oakland Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 09/01/2036	800	920
Peralta Community College District, California General Obligation Bonds, Series 2009
5.000% due 08/01/2039	1,250	1,380
Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	5,000	5,579
River Islands Public Financing Authority, California Special Tax Bonds, Series 2015
5.500% due 09/01/2045	3,000	3,200
Rocklin Unified School District Community Facilities District, California Special Tax Bonds, (NPFGC Insured), Series 2004
5.000% due 09/01/2029	500	501
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2037	3,000	3,526
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,325	1,499
San Diego County, California Water Authority Certificates of Participation Bonds, (AGM Insured), Series 2008
5.000% due 05/01/2038	6,250	6,699
San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2009
5.250% due 05/15/2039	4,000	4,477
San Diego Regional Building Authority, California Revenue Bonds, Series 2009
5.375% due 02/01/2036	2,200	2,429
San Francisco, California City & County Certificates of Participation Bonds, Series 2009
5.250% due 04/01/2031	550	611
San Francisco, California City & County Redevelopment Agency Special Tax Bonds, Series 2013
5.000% due 08/01/2028	1,505	1,670
San Joaquin Hills Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2050	2,000	2,160
San Jose, California Hotel Tax Revenue Bonds, Series 2011
6.500% due 05/01/2036	1,500	1,810
San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2034	885	1,046

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Marcos Unified School District, California General Obligation Bonds, Series 2011
5.000% due 08/01/2038	$1,000	$1,109
Santa Clara County, California Financing Authority Revenue Bonds, (AMBAC Insured), Series 2007
5.750% due 02/01/2041	500	539
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,200	1,402
Torrance, California Revenue Bonds, Series 2001
5.500% due 06/01/2031	2,950	2,999
Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2043	2,500	2,795
Western Municipal Water District Facilities Authority, California Revenue Bonds, Series 2009
5.000% due 10/01/2039	2,000	2,221
Westlake Village, California Certificates of Participation Bonds, Series 2009
5.000% due 06/01/2039	1,000	1,019

		358,032

ILLINOIS 4.3%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2035	3,000	3,166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	$3,700	$3,931
5.500% due 01/01/2033	2,500	2,656

		9,753

INDIANA 2.2%
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.750% due 09/01/2042	5,000	5,151

NEW JERSEY 0.4%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,000	820

Total Municipal Bonds & Notes (Cost $334,215)		373,756

SHORT-TERM INSTRUMENTS 1.8%

SHORT-TERM NOTES 1.7%
Federal Home Loan Bank
0.142% due 01/22/2016	3,300	3,299
0.188% due 01/20/2016	200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.233% due 01/25/2016	$100	$100
0.314% due 01/28/2016	200	200

		3,799

U.S. TREASURY BILLS 0.1%
0.203% due 01/14/2016	300	300

Total Short-Term Instruments (Cost $4,100)		4,099

Total Investments in Securities (Cost $338,315)		377,855

Total Investments 165.6% (Cost $338,315)		$377,855

Preferred Shares (54.8%)		(125,000)

Other Assets and Liabilities, net (10.8%)		(24,634)

Net Assets Applicable to Common Shareholders 100.0%		$228,221

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(b)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$358,032	$0	$358,032
Illinois	0	9,753	0	9,753
Indiana	0	5,151	0	5,151
New Jersey	0	820	0	820
Short-Term Instruments
Short-Term Notes	0	3,799	0	3,799
U.S. Treasury Bills	0	300	0	300

Total Investments	$0	$377,855	$0	$377,855

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	49

Schedule of Investments PIMCO New York Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.5%

MUNICIPAL BONDS & NOTES 155.4%

ILLINOIS 2.7%
Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	$885	$921
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	1,500	1,594

		2,515

NEW YORK 149.8%
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2043	820	925
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,369
5.750% due 02/15/2047	4,000	4,605
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	4,500	5,043
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	2,000	2,250
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	1,000	1,135
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	433	52
6.700% due 01/01/2049	1,200	1,190
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,230	1,071
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,367
New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	3,500	3,857
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	1,017
7.000% due 03/01/2049	3,200	3,724
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,502
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (a)	5,000	5,238
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2040	2,500	2,802
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,500	2,869
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (a)	11,410	13,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	$1,925	$2,423
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	6,150	6,807
6.375% due 07/15/2049	1,500	1,694
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,256
5.750% due 11/15/2051	6,000	6,989
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,900	1,963
New York State Dormitory Authority Revenue Bonds, (AGC Insured), Series 2009
5.125% due 07/01/2039	1,000	1,082
New York State Dormitory Authority Revenue Bonds, Series 2008
4.500% due 07/01/2035	2,500	2,598
5.000% due 07/01/2038	1,500	1,648
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,098
5.125% due 07/01/2039	1,300	1,472
5.500% due 03/01/2039	1,800	2,018
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	563
5.500% due 07/01/2040	1,250	1,435
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,216
5.500% due 07/01/2036	1,000	1,180
6.000% due 07/01/2040	1,225	1,422
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,350	1,535
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	1,000	1,177
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2034	1,000	1,140
5.000% due 07/01/2040	2,000	2,310
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	2,000	2,255
5.000% due 01/01/2042	3,645	4,046
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	1,800	1,987
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	600	685
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,000	1,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	$3,000	$3,332
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,000	3,363
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
4.625% due 09/01/2026	5,860	6,503
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,035
5.000% due 06/01/2034	3,000	2,811
5.125% due 06/01/2042	2,205	2,008
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	910	1,040
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	200	210
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	400	451

		139,628

OHIO 2.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	2,875	2,669

Total Municipal Bonds & Notes (Cost $131,136)		144,812

SHORT-TERM INSTRUMENTS 2.1%

SHORT-TERM NOTES 2.1%
Federal Home Loan Bank
0.142% due 01/22/2016	100	100
0.157% due 01/26/2016	100	100
0.314% due 01/28/2016	200	200
Freddie Mac
0.172% due 01/28/2016	1,600	1,600

		2,000

Total Short-Term Instruments (Cost $2,000)		2,000

Total Investments in Securities (Cost $133,136)		146,812

Total Investments 157.5% (Cost $133,136)		$146,812

Preferred Shares (50.4%)		(47,000)

Other Assets and Liabilities, net (7.1%)		(6,607)

Net Assets Applicable to Common Shareholders 100.0%		$93,205

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$2,515	$0	$2,515
New York	0	139,628	0	139,628
Ohio	0	2,669	0	2,669
Short-Term Instruments
Short-Term Notes	0	2,000	0	2,000

Total Investments	$0	$146,812	$0	$146,812

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	51

Schedule of Investments PIMCO New York Municipal Income Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.6%

MUNICIPAL BONDS & NOTES 167.4%

FLORIDA 0.9%
Clearwater, Florida Water & Sewer Revenue Bonds, Series 2009
5.250% due 12/01/2039	$1,000	$1,132

ILLINOIS 1.8%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	2,100	2,231

LOUISIANA 0.9%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, Series 2009
5.250% due 02/01/2039	1,000	1,124

NEW YORK 161.9%
Build NYC Resource Corp., New York Revenue Bonds, Series 2014
5.000% due 06/01/2038	1,000	1,144
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,000	1,053
Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2015
5.000% due 07/01/2045	3,000	3,399
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	157
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	9,000	10,362
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2009
9.530% due 07/01/2033 (b)	5,000	6,125
Long Island Power Authority, New York Revenue Bonds, Series 2014
5.000% due 09/01/2044	3,500	3,939
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,000	2,258
5.500% due 11/15/2039	5,000	5,551
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	2,100	2,471
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2043	3,000	3,406
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.000% due 11/15/2036	4,000	4,660
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	3,500	4,015
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,966
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	650	78
6.700% due 01/01/2049	1,800	1,785
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006
5.125% due 06/01/2046	4,000	3,483
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,000	2,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2010
5.000% due 02/15/2030	$1,500	$1,653
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	1,500	1,695
7.000% due 03/01/2049	4,900	5,702
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	768
New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 03/01/2036	1,900	1,943
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2009
5.250% due 01/15/2039	5,000	5,503
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 05/01/2039	2,000	2,271
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	561
5.250% due 06/15/2040	1,000	1,130
New York City, New York Water & Sewer System Revenue Bonds, Series 2013
5.000% due 06/15/2047	1,000	1,132
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	4,000	4,590
New York Liberty Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035 (a)	6,350	7,620
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	3,500	4,405
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,500	1,660
5.625% due 07/15/2047	1,400	1,580
6.375% due 07/15/2049	1,300	1,468
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	3,000	3,383
5.750% due 11/15/2051	10,000	11,648
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,066
New York State Dormitory Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.500% due 05/15/2031	7,490	9,824
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 07/01/2035	2,750	2,812
New York State Dormitory Authority Revenue Bonds, Series 2007
5.625% due 07/01/2037	1,000	1,072
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2036	2,000	2,175
5.000% due 07/01/2038	2,100	2,307
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	3,000	3,294
5.500% due 05/01/2037	600	686
5.500% due 03/01/2039	3,000	3,363
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	1,000	1,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	$2,000	$2,216
5.500% due 07/01/2036	1,500	1,770
New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 07/01/2039	1,000	1,123
5.000% due 07/01/2045	4,000	4,610
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.125% due 06/15/2038	5,000	5,615
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	3,800	4,218
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	6,000	6,624
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	566
5.250% due 05/15/2040	500	562
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	1,000	1,142
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	1,400	1,635
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	5,000	5,554
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,435	3,851
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	7,000	7,062
5.000% due 06/01/2034	5,000	4,685
5.125% due 06/01/2042	1,000	911
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,815	1,817
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	1,490	1,703
Westchester County, New York Local Development Corp. Revenue Bonds, Series 2014
5.500% due 05/01/2042	1,000	1,116
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	1,000	1,051
Yonkers Industrial Development Agency, New York Revenue Bonds, Series 2001
6.000% due 06/01/2041	600	677

		204,186

OHIO 1.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,435	1,332

U.S. VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	1,000	1,099

Total Municipal Bonds & Notes (Cost $190,917)		211,104

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

SHORT-TERM NOTES 0.2%
Freddie Mac
0.254% due 01/27/2016	$200	$200

Total Short-Term Instruments (Cost $200)		200

Total Investments in Securities (Cost $191,117)		211,304

Total Investments 167.6% (Cost $191,117)		$211,304

Preferred Shares (62.7%)		(79,000)

Other Assets and Liabilities, net (4.9%)		(6,219)

Net Assets Applicable to Common Shareholders 100.0%		$126,085

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.
(b)	Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on December 31, 2015.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Florida	$0	$1,132	$0	$1,132
Illinois	0	2,231	0	2,231
Louisiana	0	1,124	0	1,124
New York	0	204,186	0	204,186
Ohio	0	1,332	0	1,332
U.S. Virgin Islands	0	1,099	0	1,099
Short-Term Instruments
Short-Term Notes	0	200	0	200

Total Investments	$0	$211,304	$0	$211,304

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	53

Schedule of Investments PIMCO New York Municipal Income Fund III

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.9%

MUNICIPAL BONDS & NOTES 162.2%

ILLINOIS 3.7%
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2028	$1,900	$2,019

NEW YORK 154.2%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	1,000	1,147
Chautauqua Industrial Development Agency, New York Revenue Bonds, Series 2009
5.875% due 04/01/2042	1,500	1,580
Dutchess County, New York Industrial Development Agency Revenue Bonds, Series 2007
5.250% due 01/01/2037	695	651
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	4,000	4,605
Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,681
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2009
5.000% due 11/15/2034	500	565
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2042	2,000	2,247
5.000% due 11/15/2043	4,000	4,541
Monroe County Industrial Development Corp., New York Revenue Bonds, (FHA Insured), Series 2010
5.500% due 08/15/2040	1,500	1,721
Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,750	1,966
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^	135	16
6.700% due 01/01/2049	375	372
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2031	2,590	3,065
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	600	678
7.000% due 03/01/2049	2,200	2,560
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,280
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2014
5.000% due 08/01/2043	2,000	2,236
New York City, New York Water & Sewer System Revenue Bonds, Series 2007
4.750% due 06/15/2035 (a)	5,000	5,238
New York City, New York Water & Sewer System Revenue Bonds, Series 2009
5.000% due 06/15/2039	1,500	1,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Water & Sewer System Revenue Bonds, Series 2012
5.000% due 06/15/2047	$2,500	$2,830
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,000	2,295
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.750% due 06/01/2043	2,000	2,026
New York Liberty Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	2,400	3,020
New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	2,000	2,214
6.375% due 07/15/2049	1,050	1,186
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	4,000	4,659
New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,000	2,066
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,098
5.500% due 03/01/2039	1,200	1,345
New York State Dormitory Authority Revenue Bonds, Series 2010
5.500% due 07/01/2040	500	574
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	250	290
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	1,225	1,456
5.000% due 12/15/2027	2,000	2,413
New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 02/15/2029	750	883
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	750	792
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,600	1,776
New York State Urban Development Corp. Revenue Bonds, Series 2009
5.000% due 03/15/2036 (a)	2,200	2,429
Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
5.250% due 05/15/2034	500	566
5.250% due 05/15/2040	500	562
Onondaga County, New York Revenue Bonds, Series 2011
5.000% due 12/01/2036	400	457
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
6.000% due 12/01/2036	600	701
Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2009
5.250% due 11/15/2034 (a)	2,000	2,222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	$1,400	$1,570
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	4,000	4,035
5.000% due 06/01/2034	100	94
5.125% due 06/01/2042	500	455
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010
6.125% due 11/01/2037	600	686
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010
6.000% due 10/15/2030	100	105

		83,636

OHIO 3.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,950	1,810

U.S. VIRGIN ISLANDS 1.0%
Virgin Islands Public Finance Authority, U.S. Virgin Islands Revenue Bonds, Series 2009
6.000% due 10/01/2039	500	549

Total Municipal Bonds & Notes (Cost $79,778)		88,014

SHORT-TERM INSTRUMENTS 3.7%

SHORT-TERM NOTES 3.3%
Federal Home Loan Bank
0.254% due 01/15/2016	100	100
Freddie Mac
0.172% due 01/28/2016	1,700	1,700

		1,800

U.S. TREASURY BILLS 0.4%
0.203% due 01/14/2016	200	200

Total Short-Term Instruments (Cost $2,000)		2,000

Total Investments in Securities (Cost $81,778)		90,014

Total Investments 165.9% (Cost $81,778)		$90,014

Preferred Shares (59.0%)		(32,000)

Other Assets and Liabilities, net (6.9%)		(3,767)

Net Assets Applicable to Common Shareholders 100.0%		$54,247

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5(b) in the Notes to Financial Statements for more information.

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Municipal Bonds & Notes
Illinois	$0	$2,019	$0	$2,019
New York	0	83,636	0	83,636
Ohio	0	1,810	0	1,810
U.S. Virgin Islands	0	549	0	549
Short-Term Instruments
Short-Term Notes	0	1,800	0	1,800
U.S. Treasury Bills	0	200	0	200

Total Investments	$0	$90,014	$0	$90,014

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each a “Fund” and collectively the “Funds”) are organized as Massachusetts business trusts as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PIMCO Municipal Income Fund	May 9, 2001
PIMCO Municipal Income Fund II	March 29, 2002
PIMCO Municipal Income Fund III	August 20, 2002
PIMCO California Municipal Income Fund	May 10, 2001
PIMCO California Municipal Income Fund II	March 29, 2002
PIMCO California Municipal Income Fund III	August 20, 2002
PIMCO New York Municipal Income Fund	May 10, 2001
PIMCO New York Municipal Income Fund II	March 29, 2002
PIMCO New York Municipal Income Fund III	August 20, 2002

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

The Boards of Trustees (collectively, the “Board”) of the Funds approved a change of the fiscal year end of the Funds on December 16, 2014 as set forth in the table below:

Fund Name	Prior Fiscal Year End	Current Fiscal Year End	Effective Date
PIMCO Municipal Income Fund	April 30	December 31	Immediately following April 30, 2015
PIMCO Municipal Income Fund II	May 31	December 31	Immediately following May 31, 2015
PIMCO Municipal Income Fund III	September 30	December 31	Immediately following September 30, 2015
PIMCO California Municipal Income Fund	April 30	December 31	Immediately following April 30, 2015
PIMCO California Municipal Income Fund II	May 31	December 31	Immediately following May 31, 2015
PIMCO California Municipal Income Fund III	September 30	December 31	Immediately following September 30, 2015
PIMCO New York Municipal Income Fund	April 30	December 31	Immediately following April 30, 2015
PIMCO New York Municipal Income Fund II	May 31	December 31	Immediately following May 31, 2015
PIMCO New York Municipal Income Fund III	September 30	December 31	Immediately following September 30, 2015

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the

56	PIMCO CLOSED-END FUNDS

December 31, 2015

identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Distributions — Common Shares  The Funds intend to declare distributions from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(c) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, which expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The net asset value (“NAV”) of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund, less any liabilities, by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers, or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party

ANNUAL REPORT	DECEMBER 31, 2015	57

Notes to Financial Statements (Cont.)

sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Fund’s NAV will be calculated based upon the NAVs of such investments.

Investments for which market quotes or market-based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Funds (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market-based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

58	PIMCO CLOSED-END FUNDS

December 31, 2015

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  Certain Funds may leverage their assets through the use of tender option bond transactions. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the

TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received from the issuance of the TOB Floater and TOB Residual (less transaction expenses) to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-Managed Funds may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-Managed Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy

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or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

Regulators recently finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The implementation of the final rules is being phased in. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and operate to require that such programs be restructured. In particular, when effective, these rules will preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and are required to fully comply by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

At this time, the full impact of these rules is not certain; however, in response to these rules, industry participants are continuing to explore various structuring alternatives for Non-Legacy and Legacy TOB Trusts. For example, under a new tender option bond structure, the Funds would hire service providers to assist the Funds with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents would be acting at the direction of, and as agent of, the Funds as the TOB residual holders. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Because of the important role that tender option bond programs play in the municipal bond market, it is possible that implementation of these rules and any resulting impact may adversely impact the municipal bond market and the Funds. For example, as a result of the implementation of these rules, the municipal bond market may experience reduced demand or liquidity and increased financing costs. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, legal, regulatory and operational risks.

The SEC and various federal banking and housing agencies adopted Risk Retention Rules which are scheduled to take effect in December 2016. The Risk Retention Rules would require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

The Funds are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. However, there can be no assurances that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made

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Notes to Financial Statements (Cont.)

by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

For the period ended December 31, 2015, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding	Weighted Average Interest Rate*
PIMCO Municipal Income Fund	$13,063	0.31%
PIMCO Municipal Income Fund II	38,787	0.26%
PIMCO Municipal Income Fund III	26,100	0.32%
PIMCO California Municipal Income Fund	28,433	0.26%
PIMCO California Municipal Income Fund II	28,125	0.19%
PIMCO California Municipal Income Fund III	28,229	0.31%
PIMCO New York Municipal Income Fund	10,477	0.06%
PIMCO New York Municipal Income Fund II	8,186	0.36%
PIMCO New York Municipal Income Fund III	4,933	0.19%

*	Annualized

6. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount

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owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at the annual rates shown in the table below. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees, as applicable, paid to AGIFM prior to the close of business on September 5, 2014, are disclosed on the Statements of Operations.

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Notes to Financial Statements (Cont.)

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates below:

Fund Name	Annual Rate		AGIFM Rate
PIMCO Municipal Income Fund	0.705%	(1)	0.650%	(1)
PIMCO Municipal Income Fund II	0.685%	(1)	0.650%	(1)
PIMCO Municipal Income Fund III	0.705%	(1)	0.650%	(1)
PIMCO California Municipal Income Fund	0.705%	(1)	0.650%	(1)
PIMCO California Municipal Income Fund II	0.705%	(1)	0.650%	(1)
PIMCO California Municipal Income Fund III	0.715%	(1)	0.650%	(1)
PIMCO New York Municipal Income Fund	0.770%	(1)	0.650%	(1)
PIMCO New York Municipal Income Fund II	0.735%	(1)	0.650%	(1)
PIMCO New York Municipal Income Fund III	0.860%	(1)	0.650%	(1)

(1)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above.

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors Fund Management (“AGIFM”), serves as investment adviser.

Prior to the close of business on September 5, 2014, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 annually, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

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During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz-Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO- Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

8. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the periods ended December 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Municipal Income Fund (1)	$9,219	$0
PIMCO Municipal Income Fund II (2)	10,204	8,128
PIMCO California Municipal Income Fund (1)	8,076	9,496
PIMCO California Municipal Income Fund II (2)	2,043	5,152
PIMCO New York Municipal Income Fund (1)	0	1,192
PIMCO New York Municipal Income Fund II (2)	1,882	0

(1)	Period from May 1, 2015 to December 31, 2015
(2)	Period from June 1, 2015 to December 31, 2015
†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2015	65

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the periods ended December 31, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Municipal Income Fund (1)	$0	$0	$80,206	$79,649
PIMCO Municipal Income Fund II (2)	0	0	119,337	115,640
PIMCO Municipal Income Fund III (3)	0	0	13,034	11,800
PIMCO California Municipal Income Fund (1)	0	0	55,107	61,099
PIMCO California Municipal Income Fund II (2)	0	0	46,957	53,739
PIMCO California Municipal Income Fund III (3)	0	0	12,207	6,574
PIMCO New York Municipal Income Fund (1)	0	0	7,419	9,131
PIMCO New York Municipal Income Fund II (2)	0	0	20,907	14,523
PIMCO New York Municipal Income Fund III (3)	0	0	0	0

(1)	Period from May 1, 2015 to December 31, 2015
(2)	Period from June 1, 2015 to December 31, 2015
(3)	Period from October 1, 2015 to December 31, 2015
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. AUCTION-RATE PREFERRED SHARES

Each series of Auction-Rate Preferred Shares (“ARPS”) outstanding of each Fund has a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends. Dividends are accumulated daily at an annual rate that is typically re-set every seven days through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the periods ended December 31, 2015, the annualized dividend rates on the ARPS ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2015
PIMCO Municipal Income Fund
Series A	1,520	0.430%	0.122%	0.430%
Series B	1,520	0.430%	0.077%	0.430%
Series C	1,520	0.430%	0.077%	0.430%
Series D	1,520	0.430%	0.099%	0.430%
Series E	1,520	0.430%	0.110%	0.430%

PIMCO Municipal Income Fund II
Series A	2,936	0.430%	0.122%	0.430%
Series B	2,936	0.430%	0.077%	0.430%
Series C	2,936	0.430%	0.077%	0.430%
Series D	2,936	0.430%	0.099%	0.430%
Series E	2,936	0.430%	0.110%	0.430%
PIMCO Municipal Income Fund III
Series A	1,512	0.430%	0.133%	0.430%
Series B	1,512	0.430%	0.133%	0.430%
Series C	1,512	0.430%	0.133%	0.430%
Series D	1,512	0.430%	0.110%	0.430%
Series E	1,512	0.430%	0.110%	0.430%

PIMCO California Municipal Income Fund
Series A	2,000	0.430%	0.122%	0.430%
Series B	2,000	0.430%	0.077%	0.430%
Series C	2,000	0.430%	0.110%	0.430%

66	PIMCO CLOSED-END FUNDS

December 31, 2015

Fund Name	Shares Issued and Outstanding	High	Low	As of December 31, 2015

PIMCO California Municipal Income Fund II
Series A	1,304	0.430%	0.122%	0.430%
Series B	1,304	0.430%	0.077%	0.430%
Series C	1,304	0.430%	0.077%	0.430%
Series D	1,304	0.430%	0.099%	0.430%
Series E	1,304	0.430%	0.110%	0.430%

PIMCO California Municipal Income Fund III
Series A	2,500	0.430%	0.133%	0.430%
Series B	2,500	0.430%	0.110%	0.430%

PIMCO New York Municipal Income Fund
Series A	1,880	0.430%	0.077%	0.430%

PIMCO New York Municipal Income Fund II
Series A	1,580	0.430%	0.077%	0.430%
Series B	1,580	0.430%	0.110%	0.430%

PIMCO New York Municipal Income Fund III
Series A	1,280	0.430%	0.133%	0.430%

Each Fund is subject to certain limitations and restrictions while ARPS are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders of each Fund, who are entitled to one vote per share, generally vote together with the common shareholders of the Fund but vote separately as a class to elect two Trustees of the Fund and on certain matters adversely affecting the rights of the ARPS.

Since mid-February 2008, holders of ARPS issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” as defined for the Funds in the table below.

Applicable %		Reference Rate		Maximum Rate
The higher of 30-day “AA” Composite Commercial Paper Rates
110%*	x	OR	=	Maximum Rate for the Funds
The Taxable Equivalent of the Short-Term Municipal Obligation Rate**

*	150% if all or part of the dividend consists of taxable income or capital gain.
**	“Taxable Equivalent of the Short-Term Municipal Obligations Rate” means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the S&P Municipal Bond 7-day High Grade Rate Index divided by (B) 1.00 minus the Marginal Tax Rate (defined as the maximum marginal regular Federal individual income tax rate applicable to an individual’s or a corporation’s ordinary income, whichever is greater).

The maximum rate is a function of short-term interest rates and is typically higher than the rate that would have otherwise been set through a successful auction. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for each Fund’s common shareholders could be adversely affected.

ANNUAL REPORT	DECEMBER 31, 2015	67

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post-October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PIMCO Municipal Income Fund	$2,129	$—	$—	$61,196	$—	$(55,033)	$—	$—
PIMCO Municipal Income Fund II	26,677	—	—	115,247	—	(184,983)	—	—
PIMCO Municipal Income Fund III	430	—	—	68,530	—	(139,120)	—	—
PIMCO California Municipal Income Fund	13,194	—	—	48,627	—	(33,610)	(1)	—
PIMCO California Municipal Income Fund II	—	—	—	59,508	(1,268)	(176,464)	—	—
PIMCO California Municipal Income Fund III	4,864	—	—	39,698	—	(106,086)	—	—
PIMCO New York Municipal Income Fund	2,432	—	—	13,625	—	(20,315)	—	—
PIMCO New York Municipal Income Fund II	274	—	—	20,082	—	(42,292)	(1)	—
PIMCO New York Municipal Income Fund III	911	—	—	8,379	—	(30,550)	—	—

(1)	Adjusted for open wash sale loss deferrals and inverse floater transactions. Also adjusted for differences between book and tax defaulted bond interest accrual.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations

68	PIMCO CLOSED-END FUNDS

December 31, 2015

As of December 31, 2015, the Fund’s had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018	12/31/2019
PIMCO Municipal Income Fund	$891	$49,232	$—	$—
PIMCO Municipal Income Fund II	7,955	164,802	—	—
PIMCO Municipal Income Fund III	11,389	116,860	695	—
PIMCO California Municipal Income Fund	—	23,867	—	—
PIMCO California Municipal Income Fund II	18,401	157,995	—	—
PIMCO California Municipal Income Fund III	9,243	89,815	—	—
PIMCO New York Municipal Income Fund	3,099	16,947	—	—
PIMCO New York Municipal Income Fund II	2,962	34,379	—	—
PIMCO New York Municipal Income Fund III	3,264	26,936	—	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Funds had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Municipal Income Fund	$4,689	$221
PIMCO Municipal Income Fund II	12,226	—
PIMCO Municipal Income Fund III	7,978	2,198
PIMCO California Municipal Income Fund	9,743	—
PIMCO California Municipal Income Fund II	68	—
PIMCO California Municipal Income Fund III	6,921	107
PIMCO New York Municipal Income Fund	269	—
PIMCO New York Municipal Income Fund II	4,336	615
PIMCO New York Municipal Income Fund III	350	—

As of December 31, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Municipal Income Fund	$474,229	$65,902	$(4,319)	$61,583
PIMCO Municipal Income Fund II	1,055,578	118,590	(2,796)	115,794
PIMCO Municipal Income Fund III	514,515	71,267	(2,511)	68,756
PIMCO California Municipal Income Fund	397,353	48,735	(111)	48,624
PIMCO California Municipal Income Fund II	411,903	60,990	(1,480)	59,510
PIMCO California Municipal Income Fund III	338,159	39,787	(91)	39,696
PIMCO New York Municipal Income Fund	133,410	14,129	(727)	13,402
PIMCO New York Municipal Income Fund II	191,192	20,766	(654)	20,112
PIMCO New York Municipal Income Fund III	81,637	8,562	(185)	8,377

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals and inverse floater transactions for federal income tax purposes.

ANNUAL REPORT	DECEMBER 31, 2015	69

Notes to Financial Statements (Cont.)

For the fiscal year ended December 31, 2015 and each Fund’s respective previous fiscal year end, the Funds made the following tax basis distributions (amounts in thousands):

	Period from May 1, 2015 to December 31, 2015				Year Ended April 30, 2015				Year Ended April 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund	$15,511	$1,282	$—	$—	$24,027	$981	$—	$—	$24,500	$473	$—	$—
PIMCO California Municipal Income Fund	11,447	205	—	—	17,057	291	—	—	17,010	325	—	—
PIMCO New York Municipal Income Fund	3,547	21	—	—	5,295	28	—	—	5,238	82	—	—
	Period from June 1, 2015 to December 31, 2015				Year Ended May 31, 2015				Year Ended May 31, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund II	$27,797	$463	$—	$—	$47,405	$755	$—	$—	$47,167	$855	$—	$—
PIMCO California Municipal Income Fund II	11,634	508	—	—	19,815	866	—	—	20,391	748	—	2,253
PIMCO New York Municipal Income Fund II	5,120	79	—	—	8,667	173	—	—	8,647	155	—	—
	Period from October 1, 2015 to December 31, 2015				Year Ended September 30, 2015				Year Ended September 30, 2014
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Municipal Income Fund III	$6,096	$108	$—	$—	$24,340	$288	$—	$—	$25,767	$274	$—	$—
PIMCO California Municipal Income Fund III	4,009	42	—	—	15,897	185	—	—	15,884	148	—	—
PIMCO New York Municipal Income Fund III	905	6	—	—	3,590	22	—	—	3,554	43	—	—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 4, 2016, the following distributions were declared to common shareholders payable February 1, 2016, to shareholders of record on January 14, 2016:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO Municipal Income Fund II	$0.06500 per common share
PIMCO Municipal Income Fund III	$0.06230 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO California Municipal Income Fund II	$0.05375 per common share
PIMCO California Municipal Income Fund III	$0.06000 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share
PIMCO New York Municipal Income Fund II	$0.06625 per common share
PIMCO New York Municipal Income Fund III	$0.05250 per common share

70	PIMCO CLOSED-END FUNDS

December 31, 2015

On February 1, 2016, the following distributions were declared to common shareholders payable March 1, 2016, to shareholders of record on February 11, 2016:

PIMCO Municipal Income Fund	$0.08125 per common share
PIMCO Municipal Income Fund II	$0.06500 per common share
PIMCO Municipal Income Fund III	$0.06230 per common share
PIMCO California Municipal Income Fund	$0.07700 per common share
PIMCO California Municipal Income Fund II	$0.05375 per common share
PIMCO California Municipal Income Fund III	$0.06000 per common share
PIMCO New York Municipal Income Fund	$0.05700 per common share
PIMCO New York Municipal Income Fund II	$0.06625 per common share
PIMCO New York Municipal Income Fund III	$0.05250 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	DECEMBER 31, 2015	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (the “Funds”) at December 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 25, 2016

72	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SAL	Citigroup Global Markets, Inc.

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Abbreviations:
ACA	American Capital Access Holding Ltd.	AMBAC	American Municipal Bond Assurance Corp.	IBC	Insured Bond Certificate
AGC	Assured Guaranty Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration

ANNUAL REPORT	DECEMBER 31, 2015	73

Shareholder Meeting Results

The Funds held their annual meetings of shareholders on December 23, 2015. Common/Preferred shareholders voted as indicated below:

PIMCO California Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	16,763,893	294,387
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	4,495	174
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	16,742,617	315,663

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	22,212,163	590,145
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	6,476	150
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	22,245,636	556,672

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO New York Municipal Income Fund	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	6,793,547	353,843
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	1,496	73
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	6,793,547	353,843

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO California Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	26,436,475	1,085,518
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	3,880	327
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	26,379,308	1,142,685

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	53,864,657	1,428,703
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	11,229	497
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	53,821,846	1,471,514

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

74	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO New York Municipal Income Fund II	Affirmative	Withheld Authority
Re-election of Alan Rappaport — Class I to serve until the annual meeting for the 2018 fiscal year	9,120,483	336,830
Re-election of Hans W. Kertess* — Class I to serve until the annual Meeting for the 2018 fiscal year	2,456	58
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	9,108,302	349,011

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO California Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2018 fiscal year	3,508	215
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting for the 2018 fiscal year	19,594,727	557,141
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	19,640,838	511,030

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2018 fiscal year	5,779	103
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting for the 2018 fiscal year	28,068,714	867,931
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	28,101,354	835,291

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

PIMCO New York Municipal Income Fund III	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2018 fiscal year	1,129	3
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting for the 2018 fiscal year	4,741,619	267,567
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018 fiscal year	4,743,195	265,991

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. James A. Jacobson, Bradford K. Gallagher, John C. Maney and Craig A. Dawson and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

*	Preferred Share Trustee

ANNUAL REPORT	DECEMBER 31, 2015	75

Changes to Portfolio Managers

(Unaudited)

Effective August 20, 2015, David Hammer joined Joseph Deane as co-Portfolio Manager of each Fund

Mr. Hammer is an Executive Vice President and Municipal Bond Portfolio Manager based in New York. He first joined PIMCO in 2012 as a Senior Vice President. In 2014, he joined Morgan Stanley as Managing Director, Head of Municipal Trading and Research, responsible for institutional and retail municipal trading, risk management and municipal credit research. Mr. Hammer re-joined PIMCO in 2015. Prior to first joining PIMCO in 2012, he was an Executive Director at Morgan Stanley, where he served as head of the high yield and distressed municipal bond trading group. Mr. Hammer holds a Bachelor’s Degree from Syracuse University.

76	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective October 6, 2015, each of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund rescinded the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund’s existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Effective October 6, 2015, each Fund adopted the following non-fundamental investment policy:

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options should generally be treated as illiquid. However, the staff of the SEC has also taken the position that the determination of whether a particular instrument is liquid should be made under guidelines and standards established by a fund’s board of trustees. The SEC staff has provided examples of factors that may be taken into account in determining whether a particular instrument should be treated as liquid. Pursuant to policies adopted by the Fund’s Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid under certain circumstances, such as when PIMCO has the contractual right to terminate or close out the OTC option on behalf of a Fund within seven days. These policies are not fundamental policies of the Funds and may be changed or modified by the Board of Trustees without the approval of shareholders, provided that any such change or modification will be consistent with applicable positions of the SEC staff.

ANNUAL REPORT	DECEMBER 31, 2015	77

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

78	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	DECEMBER 31, 2015	79

Management of the Funds

The chart below identifies Trustees and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees

Hans W. Kertess 1939	Chairman of the Board, Trustee	Trustee of PMF, PCQ and PNF since 2001, of PML, PCK and PNI since 2002 and of PMX, PZC and PYN since 2003, expected to stand for re-election at the annual meeting of shareholders during the 2018 fiscal year for each Fund.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	91	None

Deborah A. DeCotis 1952	Trustee	Trustee of the Funds since 2011, expected to stand for re-election at the annual meeting of shareholders during the 2016 fiscal year for PMF, PCQ, PNF, PCK, PNI and PML and during the 2017 fiscal year for PMX, PZC and PYN.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Trustee, Stanford University (2010-2015); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	91	None

Bradford K. Gallagher 1944	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for PMF, PCQ, PNF, PCK, PNI and PML and during the 2016 fiscal year for PMX, PCZ and PYN.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).	91	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009- 2010) and Trustee of Nicholas- Applegate Institutional Funds (2007- 2010).

James A. Jacobson 1945	Trustee	Trustee of the Funds since 2009, expected to stand for re-election at the annual meeting of shareholders during the 2016 fiscal year for each Fund.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	91	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2018 fiscal year for each Fund.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	91	None

Alan Rappaport 1953	Trustee	Trustee of the Funds since 2010, expected to stand for re-election at the annual meeting of shareholders during the 2018 fiscal year for each Fund.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Member of Board of Overseers, NYU Langone Medical Center (since 2015); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	91	None

80	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

Craig A. Dawson* 1968	Trustee	Trustee of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

John C. Maney** 1959	Trustee	Trustee of the Funds since 2006, expected to stand for re-election at the annual meeting of shareholders during the 2017 fiscal year for each Fund.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

* Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

** Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

ANNUAL REPORT	DECEMBER 31, 2015	81

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

(1) The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

82	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	DECEMBER 31, 2015	83

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

84	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III.

CEF3012AR_123115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2015	$ 28,712
	May 31, 2015	$ 28,548

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2015	$ 8,584
	May 31, 2015	$ 8,583

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2015	$ 8,500
	May 31, 2015	$ 15,450

(d)	Fiscal Year Ended	All Other Fees(1)
	December 31, 2015	$ —
	May 31, 2015	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The amounts under “Tax Fees” shown above have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity*
Entity	December 31, 2015	May 31, 2015
PIMCO California Municipal Income Fund II	$17,084	$24,033
Pacific Investment Management Company LLC (“PIMCO”)	9,180,305	9,316,931
Allianz Global Investors Fund Management LLC	0	62,690
Total	$9,197,389	$9,403,654

*The amounts have been updated from amounts shown in prior filings of this report, as applicable, due to changes in how certain fees are categorized for these purposes.

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of February 26, 2016, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO California Municipal Income Fund II (the “Fund”):

Joseph Deane

Mr. Deane has been the portfolio manager for the Fund since July 2011. Mr. Deane is an executive vice president in the New York office and head of municipal bond portfolio management. Prior to joining PIMCO in 2011, he was co-head of the tax-exempt department at Western Asset (WAMCO). Mr. Deane was previously a managing director and head of tax-exempt investments from 1993-2005 at Smith Barney/Citigroup Asset Management. Earlier in his career, he held senior portfolio management positions with Shearson and E.F. Hutton.

David Hammer

Mr. Hammer has been a portfolio manager of the Fund since August 2015. Mr. Hammer is an executive vice president and municipal bond portfolio manager in the New York office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of December 31, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM ($million)	#	AUM ($million)	#	AUM ($million)

Joseph Deane	19	5,316.31	0	0.00	13	1,778.35

David Hammer	19	5,340.44	0	0.00	0	0.00

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of December 31, 2015, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•        PIMCO’s pay practices are designed to attract and retain high performers.

•        PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•        PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•        PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of the following components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation – PIMCO has a Long Term Incentive Plan (“LTIP”) which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Equity Compensation – Equity allows key professionals to participate in the long-term growth of the firm. The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•        3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•        Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•        Amount and nature of assets managed by the portfolio manager;

•        Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•        Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•        Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•        Contributions to asset retention, gathering and client satisfaction;

•        Contributions to mentoring, coaching and/or supervising; and

•        Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of December 31, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2015
Joseph Deane	None
David Hammer	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Municipal Income Fund II

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President (Principal Executive Officer)

Date: February 26, 2016

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date: February 26, 2016